As filed with the Securities and Exchange Commission on July 17, 2009
Registration No. [__________]

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14
REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
☐ Pre-Effective Amendment No.	☐ Post-Effective Amendment No.
(Check appropriate box or boxes)

ECLIPSE FUNDS INC.
(Exact Name of Registrant as Specified in Charter)

51 Madison Avenue, New York, New York 10010
(Address of Principal Executive Offices)

(212) 576-7000
(Registrant’s Area Code and Telephone Number)
Marguerite E. H. Morrison, Esq.
Eclipse Funds Inc.
51 Madison Avenue
New York, New York 10010
(Name and Address of Agent for Service)

With copies to:
Sander M. Bieber, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter be effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

Title of securities being registered: Investor Class, Class A, Class B, Class C and Class I shares of common stock, par value $0.01 per share, of the following series of the Registrant: MainStay Growth Equity Fund.

An indefinite amount of the Registrant’s securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

THE MAINSTAY FUNDS

MAINSTAY CAPITAL APPRECIATION FUND

51 MADISON AVENUE
NEW YORK, NEW YORK 10010

SPECIAL MEETING OF SHAREHOLDERS
To Be Held On Friday, October 16, 2009

To Our Shareholders:

The Board of Trustees (the “Board”) of The MainStay Funds (the “Trust”) has called a Special Meeting of Shareholders (the “Special Meeting”) of the MainStay Capital Appreciation Fund (the “Capital Appreciation Fund”).  The Special Meeting is scheduled to begin at 10:30 am Eastern time, on Friday, October 16, 2009, at the offices of New York Life Investment Management LLC (“New York Life Investments”), 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

At the Special Meeting, you will be asked to consider and vote on the proposed transaction described below.  Note that this proposed transaction is part of a larger initiative involving a number of funds in the MainStay Group of Funds that is designed to create a stronger, more cohesive family of funds overall.

The Trust, a Massachusetts business trust, currently offers 20 separate series of funds.  The accompanying Notice of Special Meeting and Proxy Statement/Prospectus relate solely to the Capital Appreciation Fund.

At the Special Meeting, as a shareholder of the Capital Appreciation Fund, you will be asked to consider and vote upon the following proposals:

1.           To approve an Agreement and Plan of Reorganization providing for: (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Capital Appreciation Fund by the MainStay Growth Equity Fund, a series of Eclipse Funds Inc.  (the “Growth Equity Fund” and collectively with the Capital Appreciation Fund, the “Funds,” and each a “Fund”), in exchange for shares of common stock of the Growth Equity Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of beneficial interest of the Capital Appreciation Fund; and (ii) the subsequent distribution of the shares and liquidation and dissolution of the Capital Appreciation Fund (the “Reorganization”); and

2.           To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Board of the Trust, after careful consideration, unanimously approved the proposal and recommends that shareholders vote “FOR” the proposal.

If the Reorganization takes place, you will become a shareholder of the Growth Equity Fund on the date the Reorganization occurs.

After considering the recommendation of New York Life Investments, the investment advisor to each of the Funds, the Board concluded that the Reorganization would benefit the shareholders of the Capital Appreciation Fund for several reasons, including the potential for cost savings over time due to economies of scale from combined portfolio assets and possible decreased expenses.  The Board reviewed the Reorganization proposed by New York Life Investments in the context of New York Life Investments’ larger initiative involving a number of funds in the MainStay Group of Funds, including the Funds, among other factors.

As a shareholder of the Capital Appreciation Fund, you are being asked to consider and vote on an Agreement and Plan of Reorganization.  The accompanying materials describe the proposed transaction and compare the strategies and expenses of the Funds for your evaluation.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed.  Your vote is very important to us, regardless of the number of shares of the Capital Appreciation Fund you own.  Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly.  You may cast your vote simply by completing, signing and returning the enclosed proxy card by mail in the postage-paid envelope provided or by following the instructions on the voting instruction card for voting your proxy on the Internet or by touch-tone telephone.  If you have any questions before you vote, please contact the Funds by calling toll-free 800-MAINSTAY (624-6782).  It is important that your vote be received no later than the time of the Special Meeting on Friday, October 16, 2009.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Stephen P. Fisher
Stephen P. Fisher
President
The MainStay Funds

THE MAINSTAY FUNDS

MAINSTAY CAPITAL APPRECIATION FUND

51 MADISON AVENUE
NEW YORK, NEW YORK 10010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 16, 2009

To Our Shareholders:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the “Special Meeting”) of the MainStay Capital Appreciation Fund (the “Capital Appreciation Fund”), a series of The MainStay Funds, a Massachusetts business trust (the “Trust”), will be held at the offices of New York Life Investment Management LLC (“New York Life Investments”), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on Friday, October 16, 2009 at 10:30 am Eastern time.

At the Special Meeting, as a shareholder of the Capital Appreciation Fund, you will be asked to consider and vote upon the following proposals:

1.           To approve an Agreement and Plan of Reorganization providing for: (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Capital Appreciation Fund by the MainStay Growth Equity Fund, a series of Eclipse Funds Inc. (the “Growth Equity Fund,” and collectively with the Capital Appreciation Fund, the “Funds,” and each a “Fund”), in exchange for shares of common stock of the Growth Equity Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of beneficial interest of the Capital Appreciation Fund; and (ii) the subsequent distribution of the shares and liquidation and dissolution of the Capital Appreciation Fund (the “Reorganization”); and

2.           To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Your attention is directed to the accompanying combined Proxy Statement/Prospectus for further information regarding the Special Meeting and the Reorganization.  You may vote at the Special Meeting if you are the record owner of shares of the Capital Appreciation Fund as of the close of business on July 27, 2009 (the “Record Date”).

If you attend the Special Meeting, you may vote your shares in person.  Even if you do not attend the Special Meeting, you may authorize a proxy to vote on your behalf simply by completing, signing and returning the enclosed proxy card by mail in the postage-paid envelope provided or by following the instructions on the voting instruction card for voting your proxy on the Internet or by touch-tone telephone.

Your vote is very important to us.  Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy.  If you have any questions, please contact the Funds for additional information by calling toll-free at 800-MAINSTAY (624-6782).

By Order of the Board of Trustees,

/s/ Marguerite E. H. Morrison
Marguerite E. H. Morrison
Chief Legal Officer and Secretary
August [__], 2009

IMPORTANT NOTICE:
YOUR VOTE IS VERY IMPORTANT TO US, NO MATTER HOW MANY SHARES
YOU OWN.  PLEASE VOTE BY SIGNING AND DATING THE ENCLOSED PROXY
CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN
ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO
AUTHORIZE YOUR PROXY ON THE INTERNET OR OVER THE TELEPHONE.
YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER
SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY.

QUESTIONS AND ANSWERS RELATING TO THE PROPOSAL

What are the Proposed Changes to the Capital Appreciation Fund?

As a shareholder of the MainStay Capital Appreciation Fund (the “Capital Appreciation Fund”), you are being asked to approve an Agreement and Plan of Reorganization that provides for the reorganization (the “Reorganization”) of the Capital Appreciation Fund with and into the MainStay Growth Equity Fund (the “Growth Equity Fund”).  Following the completion of the Reorganization, the reorganized Capital Appreciation Fund will be subsequently liquidated and dissolved.

In considering the Reorganization, a shareholder should be aware that, in connection with the Board’s decision to engage Madison Square Investors LLC (“Madison Square Investors”) as the Capital Appreciation Fund’s interim subadvisor effective June 29, 2009, the Board approved modifications to the Capital Appreciation Fund’s investment objective, principal investment strategies, investment process, and principal risks so that they are materially identical to those of the Growth Equity Fund.   These modifications are discussed in a Supplement dated June 29, 2009 to the Capital Appreciation Fund’s Prospectus.  As a result of these modifications, on the date of the Special Meeting, there are not expected to be any material differences between the investment objective, principal investment strategies, investment process, and principal risks of the Capital Appreciation Fund and those of the Growth Equity Fund.

What Will I Receive in Exchange for My Shares if the Reorganization is Approved?

If the Reorganization takes place, in exchange for the shares of the Capital Appreciation Fund you currently hold, you will become a shareholder of the corresponding class of shares of the Growth Equity Fund on the close of business on October 28, 2009, or on such other date as the parties may agree (the “Closing Date”).

What did the Board Consider When They Approved the Reorganization?

In evaluating the Reorganization, the Funds’ Boards of Directors/Trustees (collectively, the “Board”), including all of the Directors/Trustees who are not “interested persons” of the Funds (as that term is defined in the Investment Company Act of 1940, as amended, (the “1940 Act”)), considered detailed information provided by New York Life Investment Management LLC (“New York Life Investments”) in support of its recommendation to approve the Reorganization and other factors, including: (1) that the shareholders of the Capital Appreciation Fund may benefit by becoming shareholders of the larger, combined Growth Equity Fund that may be better positioned over time to realize lower expenses through achieving improved economies of scale; (2) that the Reorganization is part of a larger initiative of  New York Life Investments designed to reposition, rationalize and streamline the MainStay Group of Funds, in order to reduce duplication among funds, strengthen the fund lineup overall, and offer funds with asset levels to potentially benefit shareholders with economies of scale; (3) that the Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes; (4) the proposed allocation of the direct and indirect costs of the Reorganization between New York Life Investments and the Funds; and (5) possible alternatives to the Reorganization, which could include the liquidation of the Capital Appreciation Fund.  The Board also compared the investment objectives and strategies of the Capital Appreciation Fund with the Growth Equity Fund, both before and after recent modifications to the investment objective and strategies of the Capital Appreciation Fund.  The Board considered the expected impact of the proposed Reorganization on the pro forma total fund operating expenses that current shareholders of the Capital Appreciation Fund pay.  Based on these considerations and others, the Board determined that the interests of the shareholders of the Capital Appreciation Fund and the Growth Equity Fund will not be diluted as a result of the Reorganization, and that the Reorganization is in the best interests of the shareholders of each Fund.

More information about the Board’s considerations may be found in the Section of the accompanying Proxy Statement/Prospectus entitled “Information about the Reorganization—Board Considerations.”

Will there be any Changes to the Portfolio Managers as a Result of the Reorganization?

Because the Board approved Madison Square Investors as the Capital Appreciation Fund’s interim subadvisor effective June 29, 2009, and Madison Square Investors also serves as the subadvisor to the Growth Equity Fund, there will be no change to the Capital Appreciation Fund’s portfolio managers as a result of the Reorganization.

Will Shareholders of the Capital Appreciation Fund Pay Higher Expenses Following the Reorganization?

In terms of total annual fund operating expenses, shareholders of Capital Appreciation Fund are expected to see an increase in expenses as a result of the Reorganization, except the Class A and Class I shareholders, which are expected to realize a decrease in expenses.

Please see the section of the accompanying Proxy Statement/Prospectus entitled “Comparison of Fees and Expenses” for more information regarding the current total annual fund operating expenses of the Funds, and how these expenses are expected to change as a result of the Reorganization.

What are the Tax Implications for the Reorganization?

Completion of the Reorganization is conditioned upon receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for federal income tax purposes.  The Capital Appreciation Fund will pay any dividends out of net investment income or distribution of capital gains to shareholders as required prior to the Reorganization and Capital Appreciation Fund shareholders may be responsible for the tax consequences of these distributions.  However, it is currently anticipated that there will not be a capital gain distribution prior to the Reorganization.

If Approved, When Will the Reorganization Occur?

If approved by shareholders and all the contingencies set forth in the Agreement and Plan of Reorganization are satisfied, the Reorganization will take place on the Closing Date, which is scheduled to occur on or about October 28, 2009.

Will Capital Appreciation Fund Shareholders Bear the Expenses of the Reorganization?

New York Life Investments has agreed to bear one-half of the direct expenses relating to the Reorganization, including solicitation costs.  The remaining one-half of the direct expenses will be borne by the Capital Appreciation Fund.  New York Life Investments estimates the total cost of the Reorganization to be between $424,600 and $439,553.  The Capital Appreciation Fund will bear any costs associated with making portfolio adjustments in anticipation of the Reorganization, including brokerage fees and expenses.

Has the Board Approved the Reorganization?

Yes, the Board has approved the Reorganization and recommends that shareholders vote “FOR” the Reorganization.

INSTRUCTIONS FOR SIGNING PROXY CARDS

THE FOLLOWING GENERAL RULES FOR SIGNING PROXY CARDS MAY BE OF ASSISTANCE TO YOU AND MAY HELP AVOID THE TIME AND EXPENSE INVOLVED IN VALIDATING YOUR VOTE IF YOU FAIL TO SIGN YOUR PROXY CARD PROPERLY.

1.           INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

2.           JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3.           ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

FOR EXAMPLE:

REGISTRATION	VALID
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe
(3) ABC Corp. c/o John Doe	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe
PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 01/01/01	Jane B. Doe, Trustee u/t/d 01/01/01

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o John B. Smith, Jr. UGMA/UTMA	John B. Smith, Custodian f/b/o/ John B. Smith Jr., UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor Estate of John B. Smith

PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

1.           AUTHORIZE YOUR PROXY THROUGH THE INTERNET.  You may authorize your proxy by logging into the Internet site located on your proxy card and following the instructions on the website.  In order to log in you will need the control number found on your proxy card.

2.           AUTHORIZE YOUR PROXY BY TELEPHONE.  You may authorize your proxy by telephone by calling the toll-free number located on your proxy card.  Please make sure to have your proxy card available at the time of the call.

3.           VOTE BY MAIL.  You may cast your vote by signing, dating, and mailing the enclosed proxy card in the postage-paid return envelope provided.

4.           VOTE IN PERSON AT THE SPECIAL MEETING.

PROXY STATEMENT/PROSPECTUS
August [__], 2009

MAINSTAY GROUP OF FUNDS
ECLIPSE FUNDS INC.
51 MADISON AVENUE
NEW YORK, NEW YORK 10010
(212) 576-7000

PROXY STATEMENT FOR:

MAINSTAY CAPITAL APPRECIATION FUND

PROSPECTUS FOR:

MAINSTAY GROWTH EQUITY FUND

Introduction

This combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Trustees of The MainStay Funds (the “Trust”), a Massachusetts business trust, on behalf of the MainStay Capital Appreciation Fund (the “Capital Appreciation Fund”), a series of the Trust, for a Special Meeting of Shareholders of the Capital Appreciation Fund (“Special Meeting”).  The Special Meeting will be held on Friday, October 16, 2009 beginning at 10:30 am Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

As is more fully described in this Proxy Statement/Prospectus, the purpose of the Special Meeting is to vote on a proposed reorganization (the “Reorganization”) as described below:

1.           To approve an Agreement and Plan of Reorganization providing for: (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Capital Appreciation Fund by the MainStay Growth Equity Fund, a series of Eclipse Funds Inc. (the “Growth Equity Fund,” collectively with Capital Appreciation Fund, the “Funds,” and each a “Fund”), in exchange for shares of common stock of the Growth Equity Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of beneficial interest of the Capital Appreciation Fund; and (ii) the subsequent distribution of the shares and liquidation and dissolution of the Capital Appreciation Fund; and

2.           To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Because shareholders of the Capital Appreciation Fund are being asked to approve the Reorganization, this Proxy Statement also serves as a Prospectus for the Growth Equity Fund.  The approximate mailing date of this Proxy Statement is August [26], 2009.  Each Fund is a series of an open-end management investment company.

Each Fund offers Investor Class, Class A, Class B, Class C and Class I shares only.  If the Reorganization is approved, holders of the shares of the Capital Appreciation Fund will receive shares of the corresponding class of the Growth Equity Fund in an amount equal to the value of their Capital Appreciation Fund shares.  See “Information About the Reorganization” below.

This Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely the information that shareholders of the Capital Appreciation Fund should know about the Growth Equity Fund before voting on the Reorganization.  A Statement of Additional Information (“SAI”) relating to this Proxy Statement/Prospectus, dated August [__], 2009 containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated herein by reference.  For more information about the Funds, including a more detailed discussion of the investment objectives, policies and restrictions of the Funds, see the Prospectus and SAI for the Funds, each dated March 2, 2009, as supplemented from time to time, which also are incorporated herein by reference and are available upon request from the Funds without charge.

Each Fund also provides periodic reports to its shareholders that highlight certain important information about the Funds, including investment results and financial information.  The annual reports for each Fund dated October 31, 2008 and the semiannual reports for each Fund dated April 30, 2009 are incorporated herein by reference.  You may receive a copy of the most recent Prospectus, SAI, and annual and semiannual reports for each of the Funds, without charge, by writing to MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, by calling toll-free 800-MAINSTAY (624-6782), or by visiting our web site at mainstayinvestments.com.

You also may review and copy information about each Fund (including the SAI) at the SEC’s Public Reference Room at 100 F Street N.E., Washington, D.C. 20549, or  you may obtain copies of this information, after paying a duplicating fee, by electronic mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section at the above address.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.  Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

SUMMARY	1
The Reorganization	1
Board Recommendation	3
COMPARATIVE INFORMATION RELATING TO THE REORGANIZATION	4
Comparison of Investment Objectives, Strategies, Risk Factors and Management	4
Investment Objective	4
Principal Investment Strategies and Investment Process	4
Principal Risks	5
Description of Fund Classes	7
Purchase, Redemption and Exchange Features	7
Past Performance of Growth Equity Fund	12
INFORMATION ABOUT THE REORGANIZATION	13
The Reorganization Agreement	13
Reasons for the Reorganization	14
Board Considerations	15
Tax Considerations	17
Expenses of the Reorganization	18
Material Differences in the Rights of Fund Shareholders	19
INFORMATION ABOUT THE MANAGEMENT OF THE FUNDS	19
The Board	19
The Investment Advisor	19
Subadvisor	21
Advisory and Subadvisory Fees	21
Portfolio Managers of the Growth Equity Fund	22
MORE ABOUT INVESTMENT STRATEGIES AND RISKS	23
SHAREHOLDER GUIDE	26
VOTING INFORMATION	57
Voting of Proxies	57
Quorum Requirements	57
Votes Necessary to Approve the Proposal	58
Effect of Abstentions and Broker “Non-Votes”	58
Adjournments	58
Payment of Solicitation Expenses	58
Other Matters to Come Before the Special Meeting	59
Future Shareholder Proposals	59
OTHER INFORMATION	59
Financial Highlights	59
Forms of Organization	60
Distributor	60
Custodian	60
Independent Registered Public Accounting Firm	60
Shareholder Reports	60
Information Requirements	61

Security Ownership of Management and Principal Shareholders	61
Vote of Fund Shares by New York Life Investments	61
Capitalization	61
EXHIBITS
Form of Agreement and Plan of Reorganization	A-1
Similarities and Differences in the Organization of the MainStay Funds and Eclipse Funds Inc.	B-1
Financial Highlights of MainStay Growth Equity Fund	C-1
Principal Shareholders of the Funds	D-1

SUMMARY

This Summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Agreement and Plan of Reorganization (the “Reorganization Agreement”), a form of which is attached to this Proxy Statement/Prospectus as Exhibit A.  Shareholders should read this entire Proxy Statement/Prospectus carefully.  For more complete information regarding each Fund, please read each Fund’s Prospectus.

The Reorganization

At a meeting held on June 23, 2009, the Board of Directors/Trustees of the Funds (collectively, the “Board”), in each case by a unanimous vote, approved the Reorganization Agreement.  Subject to the approval of the shareholders of the Capital Appreciation Fund, the Reorganization Agreement provides for:

•
the acquisition of all of the assets and the assumption of all of the liabilities of the Capital Appreciation Fund by the Growth Equity Fund in exchange for shares of common stock of the Growth Equity Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of beneficial interest of the Capital Appreciation Fund;

•	the distribution of shares of the Growth Equity Fund to the shareholders of the Capital Appreciation Fund; and

•	the subsequent liquidation and dissolution of the Capital Appreciation Fund.

The Reorganization is subject to approval by the shareholders of the Capital Appreciation Fund.  The Reorganization, if approved by shareholders, is scheduled to take place on or about the close of business on October 28, 2009, or on such other date as the parties may agree (the “Closing Date”).  As a result of the Reorganization, each shareholder of the Capital Appreciation Fund will become the owner of the number of full and fractional shares of the Growth Equity Fund, having an aggregate net asset value equal to the aggregate net asset value of the same class of shares of the Capital Appreciation Fund held by that shareholder as of the close of business on the Closing Date.  No sales charges will be imposed as a result of the Reorganization.   See “Information About the Reorganization” below.

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes.  See “Information About the Reorganization” below.  Prior to the Reorganization, the Capital Appreciation Fund will pay any dividends out of net investment income or distribution of capital gains to shareholders as required.  These distributions will be taxable to Capital Appreciation Fund shareholders that are subject to taxation.  However, it is currently anticipated that there will not be a capital gain distribution prior to the Reorganization.

The Reorganization will not affect your right to purchase and redeem shares, to exchange among other MainStay Funds with which you would have been able to exchange prior to the Reorganization, or to receive dividends and other distributions (except that after the Reorganization, you will receive any dividends and distributions from the Growth Equity Fund rather than the Capital Appreciation Fund).

IN CONSIDERING WHETHER TO APPROVE THE REORGANIZATION YOU SHOULD NOTE THAT:

•
The Reorganization is part of a larger initiative to reposition, rationalize and streamline the MainStay Group of Funds in order to reduce duplication among funds, strengthen the fund lineup overall, and offer funds with higher asset levels to potentially benefit shareholders through economies of scale;

•
The Funds currently are each managed by New York Life Investments and subadvised by Madison Square Investors LLC (“Madison Square Investors”) (see “Information About the Management of the Funds” below);

•	As of the Special Meeting, the Funds will have the same portfolio manager and materially identical investment objectives, strategies and risks;

•	Each of the Funds is classified in the Large-Cap Growth category by Morningstar, Inc.;

•	Total assets of the Capital Appreciation Fund and the Growth Equity Fund as of April 30, 2009, were approximately $494 million and $53 million, respectively;

•
New York Life Investments expects shareholders of the Funds over time to benefit from potential economies of scale, including potentially decreased expenses, with two investment portfolios becoming one larger investment portfolio, although this factor is somewhat limited by the relatively smaller size of the Growth Equity Fund as compared to the Capital Appreciation Fund;

•
While recognizing that past performance is not a guarantee of future results, particularly in light of the fact that the Capital Appreciation Fund recently retained a new subadvisor and modified its investment objective, principal investment strategies, investment process and principal risks, the Growth Equity Fund, as of April 30, 2009, gross of expenses, outperformed the Capital Appreciation Fund on an absolute basis over the previous three-year period and has had similar performance to the Capital Appreciation Fund over the previous one-year time period;

•
On a pro forma basis assuming the Reorganization had occurred, the total annual fund operating expenses for the combined Growth Equity Fund are expected to be higher for all share classes of the Capital Appreciation Fund, except Class A and Class I shares;

•
The Capital Appreciation Fund will bear one-half of the direct expenses, including solicitation costs, relating to the Reorganization and New York Life Investments will bear directly the remaining one-half of these costs;

•	The Capital Appreciation Fund will bear the costs associated with making its portfolio adjustments in anticipation of the Reorganization, including brokerage fees and expenses;

•
New York Life Investments intends the Reorganization to qualify as a tax-free reorganization, and completion of the Reorganization is conditioned upon receiving an opinion of counsel to that effect, therefore avoiding any federal tax consequences to the shareholders of the Capital Appreciation Fund; and

•
The Reorganization will not result in a dilution of the economic interests of Capital Appreciation Fund shareholders because Capital Appreciation Fund shareholders will receive Growth Equity Fund shares with the same aggregate net asset value as their Capital Appreciation Fund shares.

Approval of the Reorganization will require the affirmative vote of the holders of a majority of the “outstanding voting securities” of the Capital Appreciation Fund, as specified under the Investment Company Act of 1940, as amended (the “1940 Act”).  See “Voting Information” below.

Board Recommendation

For the reasons set forth below in the sections of this Proxy Statement/Prospectus entitled “Reasons for the Reorganization” and “Board Considerations,” the Board, including all of the Directors/Trustees who are not “interested persons” of the Funds (as that term is defined in the 1940 Act) has concluded that the Reorganization would be in the best interests of each Fund, and that the interests of the Capital Appreciation Fund’s existing shareholders would not be diluted as a result of the Reorganization.  The Board, therefore, has submitted the Reorganization Agreement for approval to you, the shareholders of the Capital Appreciation Fund.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE REORGANIZATION.

COMPARATIVE INFORMATION RELATING TO THE
REORGANIZATION

Comparison of Investment Objectives, Strategies, Risk Factors and Management

This section sets forth the investment objectives, principal investment strategies, risk factors and management of the Growth Equity Fund, and compares these objectives, strategies and risk factors with those of the Capital Appreciation Fund. There are no material differences between the fundamental investment restrictions of the Capital Appreciation Fund and the Growth Equity Fund.

Effective June 29, 2009, the Capital Appreciation Fund retained Madison Square Investors as its interim subadvisor.  As of that date, the Capital Appreciation Fund’s investment objective, investment strategies, investment process, principal risks and benchmark were modified such that they are materially identical to the Growth Equity Fund’s.  These modifications are discussed in a Supplement dated June 29, 2009 to the Capital Appreciation Fund’s Prospectus.  As a result of these modifications, there are not expected to be any significant differences between the portfolio composition or management of the Capital Appreciation Fund and the Growth Equity Fund on the date of the Special Meeting.  Accordingly, the information listed below regarding investment objectives, principal investment strategies, and risks applies equally to both Funds.  Additional information may be found in the Funds’ Statement of Additional Information (“SAI”), which is incorporated herein by reference and available upon request by calling toll-free 800-MAINSTAY (624-6782) or by visiting our website at mainstayinvestments.com.

Investment Objective
Each Fund’s investment objective is to seek long-term growth of capital.

Principal Investment Strategies
Each Fund normally invests at least 80% of its assets in equity securities.

Investment Process
Each Fund invests generally in large capitalization stocks that Madison Square Investors, each Fund’s Subadvisor, believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the Russell 1000® Growth Index) over the long term.

Madison Square Investors uses a “bottom-up” investment approach when selecting investments for the Funds.  This means it bases investment decisions on company-specific factors, such as those listed below, and not general economic conditions.

In selecting stocks for the Funds, Madison Square Investors uses a model that attempts to gain maximum exposure to attractive fundamentals that drive the U.S. large and mid cap growth in a discipline, risk control framework.  This model uses as inputs the following factors: behavioral factors related to price and earnings revisions, valuations, earnings quality and management behavior factors.  The Funds may also engage in the lending of portfolio securities.

Madison Square Investors engages in periodic, rebalancing with the purpose of gaining maximum exposure to attractive fundamentals that drive U.S. large and mid cap stocks in a disciplined, risk controlled framework.

The Funds may invest in common stock and other equity securities, in equity related securities such as preferred stock (including convertible preferred stock), and debt securities convertible into common stock.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The market capitalizations of companies in this Index fluctuate and as of December 31, 2008, they ranged from $24 million to $422 billion, approximately.

Principal Risks
Investments in common stocks and other equity securities are subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management’s ability to anticipate such changes that can adversely affect the value of the Fund’s holdings. Opportunities for greater gain often come with the possibility of a greater risk of loss. Some of the securities in which a Fund may invest, therefore, may carry above-average risk compared to the risk of securities found in common stock indices, such as the Dow Jones Industrial Average and the S&P 500® Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies.  If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase.  Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The Funds’ use of securities lending presents certain risks. The risk of securities lending is that the financial institution that borrows securities from a Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

In a securities lending transaction, a Fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The Fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

Each Fund invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:
•	fluctuating currency values;
•	less liquid trading markets;
•	greater price volatility;
•	political and economic instability;
•	less publicly available information about issuers;
•	changes in U.S. or foreign tax or currency laws; and
•	changes in monetary policy.

Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.

Due to its trading strategies, a Fund may experience a portfolio turnover rate of over 100%.  Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

Portfolio turnover measures the amount of trading a Fund does during the year.

The following tables contain information regarding the assets, holdings, and management of the Funds.  Unless otherwise indicated, this information is as of April 30, 2009 and does not, therefore, reflect the modifications to the Capital Appreciation Fund’s investment objective, principal investment strategies, investment process, and principal risks that took effect on June 29, 2009.  Please note that as a result of these more recent modifications, the information provided about the Capital Appreciation Fund is expected to be substantially similar to that of the Growth Equity Fund on the date of the Special Meeting.

As of April 30, 2009	Capital Appreciation Fund	Growth Equity Fund
Net Assets	$494.0 million	$52.7 million
Number of Holdings	71	86
Portfolio Composition	94.6% - Common Stocks 2.7% - Short-Term Investments 2.7% - Exchange-Traded Funds	98.8% - Common Stocks 1.2% - Short-Term Investments
Primary Benchmark	Russell 1000® Growth Index[1]	Russell 1000® Growth Index[1]
Secondary Benchmark	None	None
% of AUM in Top 10 Holdings	27.5%	27.8%
Portfolio Turnover Rate	28%	72%
Investment Manager	New York Life Investment Management LLC	New York Life Investment Management LLC
Subadvisor	Madison Square Investors LLC[2]	Madison Square Investors LLC
Portfolio Manager(s)	Harish Kumar[3]	Harish Kumar

1
The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.  The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.  You cannot invest directly in an index.

2	Madison Square Investors became the interim subadvisor of the Capital Appreciation Fund on June 29, 2009.

3	Harish Kumar became the portfolio manager of the Capital Appreciation Fund on June 29, 2009 as a result of the appointment of Madison Square Investors as the interim subadvisor.

Top Ten Holdings as of June 30, 2009:

Capital Appreciation Fund		Growth Equity Fund
Name	% Net Assets	Name	% Net Assets
[_]	[_%]	[_]	[_%]
[_]	[_%]	[_]	[_%]
[_]	[_%]	[_]	[_%]
[_]	[_%]	[_]	[_%]
[_]	[_%]	[_]	[_%]
[_]	[_%]	[_]	[_%]
[_]	[_%]	[_]	[_%]
[_]	[_%]	[_]	[_%]
[_]	[_%]	[_]	[_%]
[_]	[_%]	[_]	[_%]

Description of Fund Classes

The Funds offer Investor Class, Class A, Class B, Class C and Class I shares.  The corresponding classes of shares of each Fund have the same class-specific features.

Purchase, Redemption and Exchange Features

The Funds have the same policies with respect to purchases, redemptions and exchanges by shareholders.  See the “Shareholder Guide” for a detailed description of purchase, redemption and exchange features.

Comparison of Fees and Expenses

The following discussion describes and compares the fees and expenses of the Funds. Expenses of the Funds are based upon the operating expenses as of April 30, 2009 and reflect changes to certain expense limitations that took effect as of August 1, 2009.  Pro forma fees show estimated expenses of the Growth Equity Fund after giving effect to the proposed Reorganization.  Pro forma numbers are estimated in good faith and are hypothetical.

Class A
Shareholder Fees (Fees Paid Directly from Shareholder’s Investment)	Growth Equity Fund	Capital Appreciation Fund	Growth Equity Fund Pro Forma Combined

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds) (1)	None	None	None
Redemption Fee/Exchange Fee (as a percentage of redemption proceeds)	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees (2)	0.70%	0.66%	0.69%
Distribution and/or Service (12b-1) Fees (3)	0.25%	0.25%	0.25%
Other Expenses (2),(4)	0.21%	0.30%	0.26%
Total Annual Fund Operating Expenses (5)	1.16%	1.21%	1.20%

Class I
Shareholder Fees (Fees Paid Directly from Shareholder’s Investment)	Growth Equity Fund	Capital Appreciation Fund	Growth Equity Fund Pro Forma Combined

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds) (1)	None	None	None
Redemption Fee/Exchange Fee (as a percentage of redemption proceeds)	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees (2)	0.70%	0.66%	0.69%
Distribution and/or Service (12b-1) Fees (3)	None	None	None
Other Expenses (2),(4)	0.21%	0.30%	0.26%
Total Annual Fund Operating Expenses(5)	0.91%	0.96%	0.95%

Class B
Shareholder Fees (Fees Paid Directly from Shareholder’s Investment)	Growth Equity Fund	Capital Appreciation Fund	Growth Equity Fund Pro Forma Combined

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds) (1)	5.00%	5.00%	5.00%
Redemption Fee/Exchange Fee (as a percentage of redemption proceeds)	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees (2)	0.70%	0.66%	0.69%
Distribution and/or Service (12b-1) Fees (3)	1.00%	1.00%	1.00%
Other Expenses (2),(4)	0.24%	0.70%	0.71%
Total Annual Fund Operating Expenses (5)	1.94%	2.36%	2.40%

Class C
Shareholder Fees (Fees Paid Directly from Shareholder’s Investment)	Growth Equity Fund	Capital Appreciation Fund	Growth Equity Fund Pro Forma Combined

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds) (1)	1.00%	1.00%	1.00%
Redemption Fee/Exchange Fee (as a percentage of redemption proceeds)	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees (2)	0.70%	0.66%	0.69%
Distribution and/or Service (12b-1) Fees (3)	1.00%	1.00%	1.00%
Other Expenses (2),(4)	0.24%	0.70%	0.71%
Total Annual Fund Operating Expenses (5)	1.94%	2.36%	2.40%

Investor Class
Shareholder Fees (Fees Paid Directly from Shareholder’s Investment)	Growth Equity Fund	Capital Appreciation Fund	Growth Equity Fund Pro Forma Combined

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds) (1)	None	None	None
Redemption Fee/Exchange Fee (as a percentage of redemption proceeds)	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees (2)	0.70%	0.66%	0.69%
Distribution and/or Service (12b-1) Fees (3)	0.25%	0.25%	0.25%
Other Expenses (2),(4)	0.24%	0.70%	0.71%
Total Annual Fund Operating Expenses (5)	1.19%	1.61%	1.65%

_________________________
(1)
Generally, Investor Class and Class A shares are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

(2)	The management fee for the Growth Equity Fund is an annual percentage of the Fund’s average net assets as follows: 0.70% on assets up to $500 million and 0.675% on assets in excess of $500 million.

The management fee for the Capital Appreciation Fund is an annual percentage of the Fund’s average daily net assets as follows: 0.72% on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement. Effective August 1, 2008, the fund accounting agreement was incorporated into the Fund’s management agreement, resulting in a 0.01% increase in the Capital Appreciation Fund’s management fee. This increase in the Fund’s management fee was offset by an equivalent decrease in the Fund’s “Other Expenses,” resulting in no net increase in the Fund’s “Total Annual Fund Operating Expenses.” Expense information in the table has been restated to reflect current fees.

(3)
Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

(4)
“Other Expenses” include, among other things, fees payable for transfer agency services, which may differ between the classes.  In addition, “Other Expenses” include the Fund’s share of the fees and expenses of any other fund in which the Fund invests.  These fees and expenses are less than 0.01% of the average net assets of the Fund.

(5)
Between April 1, 2008 (February 28, 2008 for Investor Class Shares) and July 31, 2009, New York Life Investments had a written expense limitation agreement under which it had agreed to waive a portion of the Growth Equity Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class did not exceed the following percentages of average daily net assets: Investor Class, 1.35%; Class A, 1.25%; Class B, 2.10%; Class C, 2.10%; and Class I, 1.00%.  Prior to April 1, 2008, New York Life Investments had a similar written expense limitation agreement that set the expense limitation at 2.00% for Class B shares and 2.00% for Class C shares. The limitations for the Class A shares and Class I shares were the same as in the April 1, 2008 Agreement.  The term “total ordinary operating expenses” excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

The Total Annual Fund Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Proxy Statement/Prospectus which reflect only the operating expenses of a Fund and do not include a Portfolio’s share of the fees and expenses of any other fund in which a Fund may invest.

Examples

The following examples are intended to help you compare the costs of investing in each Fund and the combined Fund with the cost of investing in other mutual funds.  The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them.  The examples also assume that your investment has a 5% return each year, that each Fund’s operating expenses remain the same and that all dividends and distributions are reinvested.  There is no sales charge (load) on reinvested dividends.  Your actual costs may be higher or lower than those shown.

Growth Equity Fund

			Class B*		Class C
Expenses After	Class A	Class I	Assuming no redemption	Assuming redemption at the end of each period	Assuming no redemption	Assuming redemption at the end of each period	Investor Class
1 Year	$563	$93	$197	$697	$197	$297	$566
3 Years	$802	$290	$609	$909	$609	$609	$811
5 Years	$1,060	$504	$1,047	$1,247	$1,047	$1,047	$1,075
10 Years	$1,796	$1,120	$2,070	$2,070	$2,264	$2,264	$1,828
*	The above example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

Capital Appreciation Fund
			Class B*		Class C
Expenses After	Class A	Class I	Assuming no redemption	Assuming redemption at the end of each period	Assuming no redemption	Assuming redemption at the end of each period	Investor Class
1 Year	$568	$98	$239	$739	$239	$339	$606
3 Years	$817	$306	$736	$1,036	$736	$736	$935
5 Years	$1,085	$531	$1,260	$1,460	$1,260	$1,260	$1,287
10 Years	$1,850	$1,178	$2,510	$2,510	$2,696	$2,696	$2,275
*	The above example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

Growth Equity Fund — Pro Forma Combined
			Class B*		Class C
Expenses After	Class A	Class I	Assuming no redemption	Assuming redemption at the end of each period	Assuming no redemption	Assuming redemption at the end of each period	Investor Class
1 Year	$567	$97	$243	$743	$243	$343	$610
3 Years	$814	$303	$748	$1,048	$748	$748	$947
5 Years	$1,080	$525	$1,280	$1,480	$1,280	$1,280	$1,307
10 Years	$1,839	$1,166	$2,550	$2,550	$2,736	$2,736	$2,317
*	The above example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

Past Performance of Growth Equity Fund

The following bar chart and tables indicate some of the risks of investing in the Growth Equity Fund.  The bar chart shows you how the Growth Equity Fund’s calendar year performance varied over the life of the Fund.  The table shows how the Growth Equity Fund’s average annual total returns (before and after taxes) for one-year period and life of the Fund compare to those of a broad-based securities market index.  Average annual total returns reflect actual sales loads, service and/or distribution fees.  Sales loads are not reflected in the bar chart or in the best and worst quarterly returns.  Absent expense limitations and/or fee waivers, performance would have been lower.  Performance data for the classes varies based on differences in their fee and expense structures.  Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. It is expected that the combined Growth Equity Fund will retain the performance history of the Growth Equity Fund after the Reorganization. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

As of June 30, 2009, the Class I shares of the Growth Equity Fund had a year-to-date return of 6.51%.

Annual Returns, Class I Shares
(by calendar year 2006-2008)

Best and Worst Quarterly Returns, Class I Shares

(2006-2008)	Return	Quarter/Year
Highest returns/best quarter	7.85%	2Q/07
Lowest return/worst quarter	-21.64%	4Q/08

Average Annual Total Returns
(for the period ended December 31, 2008)
	1 year	Life of Fund[1]
MainStay Growth Equity Fund
Return Before Taxes on Distributions
Investor Class	-42.25%	-8.82%
Class A	-42.16%	-8.78%
Class B	-24.41%	-8.47%
Class C	-39.99%	-7.89%
Class I	-38.59%	-6.87%
Return After Taxes on Distributions [2] Class I	-38.63%	-6.98%
Return After Taxes on Distributions and Sale of Fund Shares Class I	-25.03%	-5.76%
Russell 1000® Growth Index [3] (reflects no deductions for fees, expenses or taxes)	-38.44%	-7.96%

(1)
The Fund commenced operations on November 4, 2005.  See above under “Past Performance of Growth Equity Fund” for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those share classes.

(2)
After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes.  In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns shown are for Class I shares of the Fund.  After-tax returns for Investor Class, Class A, B and C shares may vary.

(3)
The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.  The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.  Total returns assume reinvestment of all dividends and capital gains.  You cannot invest directly in an index.

INFORMATION ABOUT THE REORGANIZATION

The Reorganization Agreement

The terms and conditions of the Reorganization under which the proposed transactions may be consummated are set forth in the Reorganization Agreement.  Significant provisions of the Reorganization Agreement are summarized below.  This summary is qualified in its entirety by reference to the Reorganization Agreement, a form of which is attached as Exhibit A.

The Reorganization Agreement contemplates the transfer of all of the assets of the Capital Appreciation Fund and the assumption of the liabilities of the Capital Appreciation Fund by the Growth Equity Fund in exchange for shares of common stock of the Growth Equity Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of beneficial interest of the Capital Appreciation Fund.  The Capital Appreciation Fund would then distribute to its shareholders the portion of the same class of shares of the Growth Equity Fund to which each such shareholder is entitled, with each shareholder receiving the same class of shares of the Growth Equity Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Capital Appreciation Fund held by that shareholder as of the close of business on the Closing Date.  Thereafter, the Capital Appreciation Fund would be liquidated and dissolved.

The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the Reorganization by the shareholders of the Capital Appreciation Fund.  The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transaction contemplated by the Reorganization Agreement.

The Capital Appreciation Fund does not anticipate that there will be any significant portfolio adjustments needed as part of the Reorganization.

Dividend and capital gain distributions to Capital Appreciation Fund shareholders made prior to the Reorganization may result in tax consequences for the Capital Appreciation Fund shareholders.  It is currently anticipated that there will not be any capital gain distributions prior to the Reorganization.

Until the Closing Date, shareholders of the Capital Appreciation Fund will continue to be able to redeem or exchange their shares of that Fund.  Redemption or exchange requests received after the Closing Date will be treated as requests received by the Growth Equity Fund for the redemption or exchange of its shares.

The Reorganization Agreement may be terminated by the Board if circumstances should develop that, in the opinion of Board, make proceeding with the Reorganization Agreement inadvisable for a Fund.  Please refer to Exhibit A to review the terms and conditions of the Reorganization Agreement.

Accounting and Performance History

Although the Capital Appreciation Fund is substantially larger than the Growth Equity Fund (total assets of the Capital Appreciation Fund and the Growth Equity Fund as of April 30, 2009, were approximately $494 million and $53 million, respectively) the Growth Equity Fund will be the accounting survivor in the Reorganization.  Furthermore, the combined Growth Equity Fund will retain the performance history of the Growth Equity Fund.

Reasons for the Reorganization

New York Life Investments recommended the Reorganization to the Board of the Funds because it believes that shareholders of the Capital Appreciation Fund would benefit over the longer term (1) from the potential for asset growth as part of the Growth Equity Fund, (2) from the increased potential to achieve additional economies of scale for the benefit of shareholders over time with the combination of the assets of the Funds, although this factor is somewhat limited in light of the smaller size of the Growth Equity Fund relative to the Capital Appreciation Fund, and (3) from an improved potential for greater investment returns based on the portfolio management expertise of Madison Square Investors as Subadvisor to the Growth Equity Fund.

New York Life Investments informed the Board that MacKay Shields, the prior investment subadvisor to the Capital Appreciation Fund, had decided to focus primarily on fixed income management and that the Growth Equity Fund, with its superior historical investment performance, would provide shareholders of the Capital Appreciation Fund with a viable alternative.

More broadly, New York Life Investments also believes that the Reorganization will further its objective to focus the MainStay Group of Funds’ product offerings in key asset categories and certain core investment strategies in an effort to offer fund products with strong investment performance over time that have a greater likelihood of attaining economies of scale for the benefit of shareholders. Additionally, New York Life Investments believes that initiatives involving several funds within the MainStay Group of Funds including the Reorganization, will reposition, rationalize and streamline the MainStay Group of Funds to reduce duplication among funds, strengthen the fund lineup overall, and offer funds with higher asset levels that may potentially benefit shareholders with economies of scale.

Board Considerations

At a meeting held on June 23, 2009, the Board unanimously voted that the Reorganization would be in the best interests of the Capital Appreciation Fund and its shareholders, and that the interests of the Capital Appreciation Funds’ shareholders would not be diluted.  In evaluating the Reorganization, the Board, including all of the Directors/Trustees who are not “interested persons” of the Funds (as that term is defined in the 1940 Act), considered the recommendations of New York Life Investments to approve the Reorganization and other factors, including the following:

•
that shareholders of the participating Funds may benefit over time from the enhanced potential for greater economies of scale associated with increased assets, including the potential for decreased total annual fund operating expenses, although this factor is somewhat limited by the relatively smaller size of the Growth Equity Fund as compared to the Capital Appreciation Fund;

•
that the Reorganization is part of a larger initiative to reposition, rationalize and streamline the MainStay Group of Funds, including the Funds, in order to reduce duplication among funds, strengthen the fund lineup overall, and offer funds with higher asset levels to potentially benefit shareholders with economies of scale;

•
New York Life Investments’ objective to focus the MainStay Group of Funds’ product offerings in key asset categories and certain core investment strategies in an effort to offer fund products with strong investment performance over time that have a greater likelihood of attaining economies of scale for the benefit of shareholders;

•
that the Board’s decision to modify the Capital Appreciation Fund’s investment objective, strategies and restrictions in connection with the engagement of Madison Square Investors as the Fund’s interim subadvisor has resulted in the Fund having identical investment objective, investment strategies, and investment process as the Growth Equity Fund, although the Board also considered the compatibility of the Capital Appreciation Fund’s investment objective, strategies, process, and risks with those of the Growth Equity Fund prior to these recent modifications;

•	that both Funds have historically focused on large cap “growth” investing;

•
that, while recognizing that past performance is not a guarantee of future results, particularly in light of the recent appointment of a new subadvisor to the Capital Appreciation Fund and related modifications to its investment objective, investment strategies and investment process, the performance of the Growth Equity Fund, as of April 30, 2009, gross of expenses, outperformed the Capital Appreciation Fund on an absolute basis over the previous three-year time period and has had similar performance to the Capital Appreciation Fund over the previous one-year time period;

•
that, while recognizing the recent modifications to the Capital Appreciation Fund discussed above, the Growth Equity Fund has performed better than its Lipper[1] peers than the Capital Appreciation Fund has performed relative to its Lipper peers over the previous three-year time period and both Funds generally have had similar performance relative to their respective Lipper peers over the previous one-year period;

•	that the Growth Equity Fund has a higher management fee than the Capital Appreciation Fund;

•
that on a pro forma basis assuming the Reorganization had occurred, the total annual fund operating expenses for the combined Growth Equity Fund are expected to be higher for all share classes of the Capital Appreciation Fund, except Class A and Class I shares;

•
that the Capital Appreciation Fund will bear one-half of the direct expenses relating to the Reorganization, including solicitation costs and New York Life Investments will bear directly the remaining one-half of these costs;

•	that the Capital Appreciation Fund will bear the costs associated with making its portfolio adjustments in anticipation of the Reorganization, including brokerage fees and expenses;

•
that New York Life Investments intends the Reorganization to qualify as a tax-free reorganization, and completion of the Reorganization is conditioned upon receiving an opinion of counsel to that effect, therefore avoiding any federal tax consequences to the shareholders of the Capital Appreciation Fund; and

•	possible alternatives to the Reorganization, which could include the liquidation of the Capital Appreciation Fund.

The Board also acknowledged the future potential benefits to New York Life Investments, including that New York Life Investments’ costs to administer both Funds may be reduced if the Reorganization is approved.  Based on the foregoing, the Board determined that the interests of the shareholders of the Capital Appreciation Fund and the Growth Equity Fund will not be diluted as a result of the Reorganization, and that the Reorganization is in the best interests of the Funds.

[1]	Lipper Inc. is an independent monitor of mutual fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

Tax Considerations

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).  Accordingly, pursuant to this treatment, neither the Capital Appreciation Fund nor its shareholders, nor the Growth Equity Fund nor its shareholders, are expected to recognize any gain or loss for Federal income tax purposes from the Reorganization.

As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP substantially to the effect that, subject to customary assumptions and representations, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

•	the Reorganization will constitute a tax-free reorganization under Section 368(a) of the Code;

•	no gain or loss will be recognized by the Growth Equity Fund upon its receipt of the assets of the Capital Appreciation Fund in exchange for shares of the Growth Equity Fund;

•
no gain or loss will be recognized by the Capital Appreciation Fund upon transfer of its assets to the Growth Equity Fund in exchange for shares of the Growth Equity Fund or upon the distribution of shares of the Growth Equity Fund to the shareholders of the Capital Appreciation Fund in exchange for their shares of the Capital Appreciation Fund;

•	no gain or loss will be recognized by shareholders of the Capital Appreciation Fund upon exchange of their shares of the Capital Appreciation Fund for shares of the Growth Equity Fund;

•
the aggregate tax basis of shares of the Growth Equity Fund received by each shareholder of the Capital Appreciation Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Capital Appreciation Fund held by such shareholder immediately prior to the Reorganization;

•
the holding period of the Growth Equity Fund’s shares received by each shareholder of the Capital Appreciation Fund will include the period during which the Capital Appreciation Fund shares of the Capital Appreciation Fund exchanged therefor were held by such shareholder, provided that such shares are held as capital assets on the date of the Reorganization;

•
the tax basis of  the Capital Appreciation Fund’s assets acquired by the Growth Equity Fund will be the same as the tax basis of such assets to the Capital Appreciation Fund immediately prior to the Reorganization; and

•	the holding period of the Capital Appreciation Fund’s assets in the hands of the Growth Equity Fund will include the period during which those assets were held by the Capital Appreciation Fund.

The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Shareholders should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because this discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.

As of April 30, 2009, both Funds have accumulated net capital losses and unrealized net capital losses.  In general, net capital losses can be utilized to offset capital gains in subsequent years subject to certain limitations in accordance with the Code and are referred to as capital loss carryforwards.  Additionally, both Funds may have further limitations on the utilization of either Fund’s capital loss carryforward against any built-in unrealized capital appreciation at the time of the Reorganization.

As of April 30, 2009, the Capital Appreciation Fund had approximately $47 million of capital loss carryforwards and approximately $104 million of net realized and unrealized capital losses, and the Growth Equity Fund had approximately $17 million of capital loss carryforwards and approximately $15 million of net realized and unrealized capital losses.  Based on the information available on April 30, 2009, it is expected that there would be additional limitations on the use of the Growth Equity Fund’s capital loss carryforwards as a result of the Reorganization and a portion of such loss carryforwards may expire before they are utilized.  It should be noted, however, that after the Reorganization, the shareholders of both Funds would also benefit from their share of capital loss carryforwards and realized and unrealized net capital losses of the combined Fund after the Reorganization.

Immediately prior to the Reorganization, the Capital Appreciation Fund, to the extent necessary, will pay any dividends out of net investment income or distributions of capital gains which, together with all previous distributions, is intended to have the effect of distributing to its shareholders all of their investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryforward).  This distribution will be taxable to Capital Appreciation Fund’s shareholders that are subject to taxation.  It is currently anticipated that there will not be a capital gain distribution prior to the Reorganization.

Expenses of the Reorganization

New York Life Investments has agreed to bear one-half of the direct expenses relating to the Reorganization, including solicitation costs.  The remaining one-half will be borne by the Capital Appreciation Fund.  New York Life Investments estimates the total cost of the Reorganization to be between $424,600 and $439,553.  The Capital Appreciation Fund will bear any costs associated with making portfolio adjustments in anticipation of the Reorganization, including brokerage fees and expenses.

The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Proxy Statement/Prospectus, legal fees, accounting fees, securities registration fees, and expenses of holding one or more shareholder meetings.  Costs associated with any portfolio adjustments that would occur between the time of shareholder approval of the Reorganization and the Closing Date will be borne by the Capital Appreciation Fund.  The Capital Appreciation Fund does not anticipate that there will be any significant portfolio adjustments needed as part of the Reorganization.

Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

Material Differences in the Rights of Fund Shareholders

The Capital Appreciation Fund is a series of the Trust, a Massachusetts business trust governed by a Board of Trustees with eight members.  The Growth Equity Fund is a series of Eclipse Funds Inc., a Maryland corporation governed by a Board of Directors made up of the same individuals.  The Capital Appreciation Fund is governed by a Declaration of Trust and By-Laws and the Growth Equity Fund is governed by Articles of Incorporation and By-Laws.

The chart at Exhibit B provides additional information with respect to the similarities and differences in the forms of organization of the Trust and Eclipse Funds Inc.  Shareholders who wish to make a more thorough comparison should refer to the provisions of the respective Declaration of Trust, Articles of Incorporation and the respective By-Laws.  Copies of these documents are available to shareholders without charge upon written request.

INFORMATION ABOUT THE MANAGEMENT OF THE FUNDS

The Board

The Board of each Fund is made up of the same individuals.  The Board oversees the actions of New York Life Investments and, if applicable, any subadvisors, and decides on general policies.  The Board also oversees each Fund’s officers, who conduct and supervise the daily business of the Funds.

The Investment Advisor

New York Life Investments, 51 Madison Avenue, New York, New York 10010, is the investment manager of each of the Funds.  New York Life Investments was formed as an independently managed, indirect, wholly-owned subsidiary of New York Life Insurance Company in April 2000.  As of May 31, 2009, New York Life Investments managed approximately $234 billion in assets.

In conformity with the stated policies of the Funds and pursuant to management agreements with the Trust and Eclipse Funds Inc., New York Life Investments administers each Fund’s business affairs and manages the investment operations and composition of each Fund, subject to the supervision of the Board pursuant to Investment Management Agreements that are substantially similar across the Funds except as discussed below with respect to certain fund accounting services provided to the Capital Appreciation Fund.  New York Life Investments, with the approval of the Board and, where required, the shareholders of the applicable Fund, may recommend subadvisors to the Board based upon its continuing quantitative and qualitative evaluation of the subadvisor’s skill in managing assets using specific investment styles and strategies.  New York Life Investments also coordinates the investment activities of the subadvisors to help ensure compliance with regulatory restrictions.

In addition, New York Life Investments provides administrative and legal services to each of the Funds.  New York Life Investments provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial, legal, and accounting records required to be maintained by the Funds excluding those maintained by the Funds’ custodian and/or Madison Square Investors, as applicable.  New York Life Investments pays the salaries and expenses of all personnel affiliated with the Funds except for the members of the Board and all the operational expenses that are not the responsibility of the Funds.  New York Life Investments also pays fees to Madison Square Investors in exchange for its services as the subadvisor to the Funds; these fees are not additional expenses of the Funds.

Effective August 1, 2008, the Amended and Restated Management Agreement applicable to the Capital Appreciation Fund was amended to include certain fund accounting services provided by New York Life Investments and the related fees.  Prior to that date, these fund accounting services and fees were governed by a separate Fund Accounting Agreement between the Trust and New York Life Investments. The total fund operating expenses of the Capital Appreciation Fund did not increase as a result of this change.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisors to investment companies be approved by shareholders.  As interpreted, this requirement also applies to the appointment of a subadvisor to the Funds.  Discussions regarding the basis for the Board’s approval of the Funds’ investment management contracts are available in the Funds’ Annual Reports for the fiscal year ended October 31, 2008.  Discussions regarding the basis for the Board’s approval of the subadvisory agreement with Madison Square Investors regarding the Growth Equity Fund is available in the Fund’s Semiannual Report for the period ended April 30, 2009.

The Manager and Funds have obtained an exemptive order (the “Order”) from the SEC permitting the manager, on behalf of the Funds and subject to the approval of the Board, including a majority of the Directors/Trustees who are not “interested persons” of the Fund (as that term is defined in the 1940 Act), to hire or terminate an unaffiliated subadvisor and to modify any existing or future subadvisory agreements with an unaffiliated subadvisor without shareholder approval.  This authority is subject to certain conditions.  Each Fund would notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor.  The shareholders of the Capital Appreciation Fund, but not the Growth Equity Fund, have approved the manager-of-managers arrangement.

Subadvisor

Madison Square Investors, 1180 Avenue of the Americas, New York, New York 10036, serves as Subadvisor to the Growth Equity Fund and interim Subadvisor to the Capital Appreciation Fund. The firm was established in 2009 as an independent investment advisory firm and previously operated as an investment division of New York Life Investments. Madison Square Investors is an indirect, wholly-owned subsidiary of New York Life. As of May 31, 2009, Madison Square Investors managed approximately $10.1 billion in assets.

Under the supervision of the Manager and pursuant to a subadvisory agreement (with respect to the Growth Equity Fund) (the “Subadvisory Agreement”) and an interim subadvisory agreement (with respect to the Capital Appreciation Fund) (the “Interim Subadvisory Agreement”) with the Manager, Madison Square Investors is responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records with respect to the Capital Appreciation Fund and the Growth Equity Fund.

For providing these services to the Funds, Madison Square Investors is paid an annual fee of 0.350% on assets up to $500 million and 0.3375% on assets in excess of $500 million for the Growth Equity Fund, and 0.360% on assets up to $200 million; 0.325% on assets from $200 million to $500 million; and 0.250% on assets in excess of $500 million for the Capital Appreciation Fund. New York Life Investments pays the fees of Madison Square Investors, not the respective Funds.  The Subadvisory Agreement and the Interim Subadvisory Agreement can be terminated by New York Life Investments or by the Board upon 60 days’ notice, in which case Madison Square Investors would no longer manage the Funds.  Pursuant to Rule 15a-4 under the 1940 Act, the Interim Subadvisory Agreement can be of a duration of no longer than 150 days following the date the previous Subadvisory Agreement with MacKay Shields was terminated, June 29, 2009.

Advisory and Subadvisory Fees

The following table describes the annual advisory fees currently paid to New York Life Investments by the Funds and the annual subadvisory fees paid by New York Life Investments to Madison Square Investors with respect to the Funds.

Fund	Investment Manager	Effective Fee Rate paid to Investment Manager for the Period Ended October 31, 2008[1]		Current Subadvisor	Effective Fee Rate Received by Subadvisor for the Year Ended October 31, 2008
Growth Equity Fund	New York Life Investments	0.70%		Madison Square Investors	N/A	%[2]
Capital Appreciation Fund	New York Life Investments	0.62	%*	Madison Square Investors[3]	N/A	[3]

1
The effective fee rates take into account any currently effective expense limitation, if applicable.  Please see the footnotes to the fee tables in the “Comparison of Fees and Expenses” section of this Proxy Statement/Prospectus for more information.

2	Prior to January 1, 2009, New York Life Investments managed the Growth Equity Fund directly without the use of a subadvisor.

3
Madison Square Investors became the interim subadvisor of the Capital Appreciation Fund on June 29, 2009.  The fee rate paid to the previous subadvisor for the year ended October 31, 2008 was 0.360% on assets up to $200 million; 0.325% on assets from $200 million to $500 million; and 0.250% on assets in excess of $500 million.

*	Management fee reflects the inclusion of the fund accounting fee for the period commencing August 1, 2008.

Portfolio Manager of the Growth Equity Fund

Harish Kumar, Ph.D. is primarily responsible for the Fund’s day-to-day management.  Additional information regarding the portfolio manager’s compensation, other accounts managed by the portfolio manager and his ownership of shares of the Funds he manages is available in the Funds’ SAI.

Harish Kumar, PhD

Dr. Kumar has managed the MainStay Growth Equity Fund since inception and the MainStay Capital Appreciation Fund since June 2009. Dr. Kumar is a Managing Director and Head of Growth Portfolios at Madison Square Investors.  Prior to joining New York Life Investments in 2005, Dr. Kumar served as a senior portfolio manager at ING Investment Management since 2002.  He received his Ph.D. from Columbia University, his master's degree from the University of Colorado-Boulder, and graduated with honors from Birla Institute of Technology and Science in Pilani, India, receiving a bachelor's degree in mechanical engineering. Dr. Kumar is a CFA charter holder, and has 8 years of investment experience.

MORE ABOUT INVESTMENT STRATEGIES AND RISKS

Information about each Fund’s principal investments, investment practices and principal risks appears at the beginning of this Proxy Statement/Prospectus.  The information below further describes the investment practices and risks pertinent to the Funds.  Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional Information of the respective Funds.

American Depositary Receipts
The Funds may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a “depositary”), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by a depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities.

Derivative Securities
The Funds may invest in derivative securities, or “derivatives.” The value of derivative securities is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices and include options, futures, options on futures and swap agreements. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivative securities may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor is incorrect about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. When using derivatives, there is a risk that a Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract.

As investment companies registered with the SEC, the Funds must “cover” open positions with respect to certain kinds of derivatives instruments.

Foreign Securities
Generally, foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. Foreign securities may be more difficult to sell than U.S. securities.  Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets.  Foreign securities may also be less liquid and more volatile than U.S. securities.  There may also be difficulty in invoking legal protections across borders.  In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems.

Many of the foreign securities in which the Funds invest will be denominated in foreign currency.  Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies.  Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds’ assets.  However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar.  See “Risk Management Techniques” below.

Illiquid and Restricted Securities
Each Fund’s investments may include illiquid securities or restricted securities.  The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell.  Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws.  Illiquid securities are securities that have no ready market.

Initial Public Offerings
The Funds may invest in securities that are made available in initial public offerings (“IPOs”).  IPO securities may be volatile, and the Funds cannot predict whether investments in IPOs will be successful.  As a Fund grows in size, the positive effect of IPO investments of the Fund may decrease.

Investment Policies and Objectives
For both Funds, the discussion of Principal Investment Strategies states that the Fund normally invest at least 80% of its assets in a particular type of investment.  For these purposes “assets” means the Fund’s net assets plus any borrowings for investment purposes.  Under normal circumstances, the 80% requirement must be complied with at the time of purchase when the Fund invests its assets.  A Fund that, under normal circumstances, no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio more into compliance with the 80% requirement.  Where other than normal circumstances exist, a Fund would not be subject to such constraints on new investments.

Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

Investments in Technology Sector
The Funds may invest in competitive sectors of the economy, such as the technology sector.  When investing in such sectors, the Funds may invest in companies that are exposed to the risk of increased competition and rapidly changing technology, which can result in the obsolescence of a product or technology.

Lending of Portfolio Securities
The Funds may lend their portfolio securities.  Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board.  A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially.  In determining whether to lend securities, Madison Square Investors, or its agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

Portfolio Turnover
Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies, certain Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. A Fund with a high turnover rate (at or over 100%) often will have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you’ll pay taxes, even if you don’t sell any shares by year-end).

Real Estate Investment Trusts (REITs)
The Funds may invest in REITs. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

Risk Management Techniques
Various techniques can be used to increase or decrease a Fund’s exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Fund’s portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as “hedging.” If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Temporary Defensive Investments
In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Fund may invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such circumstances, each Fund may invest without limit in money market securities and other investments.

SHAREHOLDER GUIDE

The following pages are intended to help you understand the costs associated with buying, holding and selling shares of the Growth Equity Fund.  Except as discussed above under “Comparison of Fees and Expenses,” the costs of the Capital Appreciation Fund do not differ materially from those of the Growth Equity Fund.  Please note that shares of the Fund may not be currently available for purchase by foreign investors.  Within the “Shareholder Guide,” the Growth Equity Fund is referred to as the “Fund.”

Before You Invest:
Deciding Which Class of Shares to Buy

This Proxy Statement/Prospectus offers Investor Class, and Class A, B, C and I shares of the Fund.  Each share class of the Fund represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:
•	how much you plan to invest;
•	how long you plan to hold your shares;
•	total expenses associated with each class of shares; and
•	whether you qualify for any reduction or waiver of sales charge.

As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These Fund-wide operating costs are typically paid from the assets of the Fund, and thus, all investors in the Fund indirectly share the costs. These expenses for the Fund are presented earlier in this Proxy Statement/Prospectus under the heading, “Comparison of Fees and Expenses.” As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, the costs may be allocated differently among the share classes. Most significant among the class-specific costs are:
•
Distribution and/or Service (12b-1) Fee — named after the SEC rule that permits their payment, “12b-1 fees” are paid by a class of shares to the Fund’s distributor, NYLIFE Distributors LLC (“Distributor”), for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

An important point to keep in mind about 12b-1 fees and shareholder service fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See “Information on Fees” in this section for more information about these fees.

In addition to regular Fund operating costs, there are costs associated with an individual investor’s transactions and account, such as the compensation paid to your financial advisor for helping you with your investment decisions or redemption fees imposed to discourage short-term trading. The Fund typically covers such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. Such charges and fees include:
•
Initial Sales Charge — also known as a “front-end sales load,” refers to a charge that is deducted from your initial investment in Investor Class and Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.

•
Contingent Deferred Sales Charge — also known as a “CDSC” or “back-end sales load,” refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of purchase, the Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes
	Investor Class	Class A	Class B	Class C	Class I
Initial sales charge	Yes	Yes	None[1]	None[1]	None
Contingent deferred sales charge	None[1]	None[1]	Sliding scale during the first six years after purchase	1% on sale of shares held for one year or less	None
Ongoing service and/or distribution fee (Rule 12b-1 fee	0.25%	0.25%	0.75% distribution and 0.25% service (1.00% total)	0.75% distribution and 0.25% service (1.00% total)	None
Shareholder service fee	None	None	None	None	None
Redemption fee	None	None	None	None	None
Conversion feature	Yes[2]	Yes[2]	Yes[2]	None	Yes[2]
Purchase maximums[3]	None	None	$100,000	$1,000,000	None
1	Except on certain redemptions made without an initial sales charge.

2
See the sections in this Proxy Statement/Prospectus discussing Share Class Considerations and the section entitled “Buying, Selling, Converting and Exchanging Fund Shares — Conversions Between Share Classes” for more information on the voluntary and/or automatic conversions that apply to each share class.

3
No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase.  The Distributor may pay a commission to dealers on these purchases from its own resources.  See “Reduced Sales Charges on Investor Class and Class A Shares – Contingent Deferred Sales Charge: Investor Class and Class A Shares” below.”

The following discussion is not intended to be investment advice or a recommendation because each investor’s financial situation and considerations are different.  The sales charge and expense structures of a particular fund may alter your analysis as to which share class is most appropriate for your needs.  This analysis can best occur by discussing your situation and the factors mentioned above with your financial advisor.  Generally, however, Investor Class shares or Class A shares of the Fund are more economical if you intend to invest larger amounts and hold your shares long-term (more than 6 years).  Class B shares may be more economical if you intend to invest lesser amounts and hold your shares long-term.  Class C shares may be more economical if you intend to hold your shares for a shorter term (6 years or less,).  Class I shares are the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts.

Investor Class Share Considerations
•
Your Investor Class shares may convert automatically to Class A shares.  Investor Class share balances are examined on a quarterly basis. If at that time the value of your Investor Class shares in the Fund equals or exceeds $25,000, whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of the Fund will be automatically converted into Class A shares.  Please note that, in most cases, you may not aggregate your holdings of Investor Class shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to qualify for this conversion feature.  To discuss ways to qualify for this automatic conversion, please contact your investment advisor/plan administrator or the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782).

•
Please also note that if your account balance falls below $25,000 ($15,000 for investors that meet certain asset thresholds), whether by shareholder action or change in market value, after conversion to Class A shares or you otherwise no longer qualify to hold Class A shares, your account may be converted automatically to Investor Class shares.  Please see “Class A Share Considerations” for more details.

•
The conversion is based on the relevant net asset values (“NAVs”) of the two classes at the time of the conversion and no sales load or other charge is imposed.  The Fund expects all share conversions to be made on a tax-free basis.  The Fund reserves the right to modify or eliminate the share class conversion feature.

•
When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase.  The amount of the initial sales charge is based on the size of your investment (see “Information on Sales Charges”).  We also describe below how you may reduce or eliminate the initial sales charge (see “Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares”).

•
Since some of your investment goes to pay an up-front sales charge when you purchase Investor Class shares, you will purchase fewer shares than you would with the same investment in other share classes.  Nevertheless, you’re usually better off purchasing Investor Class shares rather than Class B or Class C shares and paying an up-front sales charge if you:

o
plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B or Class C shares may eventually exceed the cost of the up-front sales charge; or

o	qualify for a reduced or waived sales charge.

Class A Share Considerations
•
Generally, Class A shares have a minimum initial investment amount of $25,000.  Class A share balances are examined on a semiannual basis.  If at that time the value of your Class A shares in the Fund is less than $25,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay’s systematic withdrawal plan or systematic exchange program, and $15,000 in the case of investors with $100,000 or more invested in the MainStay Funds combined, regardless of share class), whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of the Fund will be converted automatically into Investor Class shares.  Please note that you may not aggregate holdings of Class A shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to avoid this conversion feature.

Please note that if you qualify for the $15,000 minimum initial investment, you must maintain aggregate investments of $100,000 or more in the MainStay Funds, regardless of share class, and an account balance at or above $15,000 per MainStay Fund to avoid having your account automatically convert into Investor Class shares.
•
The conversion is based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed.  The MainStay Funds expect all share conversions to be made on a tax-free basis.  The MainStay Funds reserve the right to modify or eliminate the share class conversion feature.  When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

•
When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase.  The amount of the initial sales charge is based on the size of your investment (see “Information on Sales Charges”).  We also describe below how you may reduce or eliminate the initial sales charge (see “Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares”).

•
Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you will purchase fewer shares than you would with the same investment in other share classes.  Nevertheless, you’re usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:

o
plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B or Class C shares may eventually exceed the cost of the up-front sales charge; or

o	qualify for a reduced or waived sales charge.

Class B Share Considerations
•
You pay no initial sales charge on an investment in Class B shares.  However, you pay higher ongoing service and/or distribution fees.  Over time these fees may cost you more than paying an initial sales charge on Investor Class or Class A shares.  Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.

•
Due to the availability of sales charge discounts for Investor Class and Class A shares, and the higher ongoing fees for Class B shares, Investor Class and Class A shares may be more economical than Class B shares if you, your spouse, and/or your children under the age of 21 intend to invest more than $50,000.

•	The more economical share class will depend on a variety of factors, including:
o	your personal situation (e.g., total amount available to invest, anticipated holding period for the shares to be purchased); and
o
external factors such as the type of fund(s) purchased (index fund, actively managed fixed income fund or actively managed equity fund), fund expenses and the actual performance of the fund(s) purchased.

•	You should consult with your financial advisor to assess your intended purchase in light of your particular circumstances.
•	The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.
•	In most circumstances, you will pay a CDSC if you sell Class B shares within six years of buying them (see “Information on Sales Charges”). There are exceptions, which are described in the Fund’s SAI.
•	Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.
•	If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares.
•
When you sell Class B shares, to minimize your sales charges, the Fund first redeems the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

•
Class B shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter eight years after the date they were purchased.  This reduces distribution and/or service fees from 1.00% to 0.25% of average daily net assets.

•
The conversion is based on the relevant NAV of the two classes, and no sales load or other charge is imposed. The Fund expects all share conversions to be made on a tax-free basis.  The Fund reserves the right to modify or eliminate this share class conversion feature.  When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

Class C Share Considerations
•	You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing distribution and/or service fees over the life of your investment.
•	In most circumstances, you will pay a 1% CDSC if you redeem shares held for one year or less.
•
When you sell Class C shares, to minimize your sales charges, the Fund first redeems the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

•
Unlike Class B shares, Class C shares do not convert to Investor Class or Class A shares. As a result, long-term Class C shareholders pay higher ongoing service and/or distribution fees over the life of their investment.

•	The Fund will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more.

Class I Share Considerations
•	You pay no initial sales charge or CDSC on an investment in Class I shares.
•	You do not pay any ongoing service or distribution fees.
•	You may buy Class I shares if you are an:
o	Institutional Investor, which includes, among others:
▪	certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through New York Life Retirement Plan Services or Distributor;
▪	certain financial institutions, endowments, foundations or corporations with a service arrangement through the Distributor or its affiliates; or
▪	purchases through a program sponsored by a financial intermediary firm (such as a broker-dealer, investment advisor or financial institution) with a contractual arrangement with the Distributor.
o	Individual Investor—who is initially investing at least $5 million in any single MainStay Fund.
o	Existing Class I Shareholder

Investment Minimums and Eligibility Requirements
The following minimums apply if you are investing in the Fund. A minimum initial investment amount may be waived for purchases by the Board Members and directors and employees of New York Life and its affiliates and subsidiaries. The Fund may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at its discretion. Please see the Fund’s SAI for additional information.

Investor Class Shares
The following minimums apply if you are investing in Investor Class shares of the Fund:
•	$1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or
•
if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases OR no initial minimum and $100 minimum for subsequent monthly purchases.

Additionally, certain types of retirement plan accounts, including SIMPLE IRA Plan accounts and health savings accounts, may only be eligible to hold Investor Class shares. Please contact your investment advisor/plan administrator or the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

Please note that your Investor Class shares may be converted into Class A shares automatically. See “Investor Class Share Considerations” for more details.

Class A Shares
The following minimums apply if you are investing in Class A shares of the Fund:
•	$25,000 minimum initial investment with no minimum subsequent purchase amount requirement for any single MainStay Fund; or
•
$15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share class of any of the MainStay Funds.  To qualify for this investment minimum, all aggregated accounts must be tax reportable under the same tax identification number. You may not aggregate your holdings with the holdings of any other person or entity to qualify for this investment minimum.  Please note that accounts held through broker/dealers or other types of institutions may not be aggregated to qualify for this investment minimum.  We will only aggregate those accounts held directly with the MainStay Funds.  Please contact your investment advisor or the MainStay Funds by calling 800-MAINSTAY (624-6782) for more information.

Additionally, please note that if you qualify for this exception, you must also maintain the aggregate assets of $100,000 or more invested in any share classes of any of the MainStay Funds and an account balance at or above $15,000 per MainStay Fund to avoid having your account automatically convert into Investor Class shares.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation’s Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment-only plan accounts; the Fund’s Board Members; directors and employees of New York Life and its affiliates; and subsidiaries and employees of the Fund’s Subadvisor are not subject to the minimum investment requirement for Class A shares.  Please contact your investment advisor/plan administrator or the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

Please note that your Class A shares may be converted into Investor Class shares automatically. Please see “Class A Share Considerations” for more details.

Class B and Class C Shares
The following minimums apply if you are investing in Class B or C shares of the Fund:
•	$1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or
•
if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases OR no initial minimum and $100 minimum for subsequent monthly purchases.

Class I Shares
The following minimums apply if you are investing in Class I shares of the Fund:
•	Individual Investors—$5 million minimum for initial purchases of any single MainStay Fund, and no minimum subsequent purchase amount; and
•	Institutional Investors—no minimum initial or subsequent purchase amounts.

Information on Sales Charges

Investor Class Shares and Class A Shares
The initial sales charge you pay when you buy Investor Class shares or Class A shares differs depending upon the amount you invest, as set forth below.  The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under “Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares.” Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.
	Sales charges[1] as a percentage of		Typical dealer concession as
Purchase amount	Offering price	Net investment	a % of offering price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None
1	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2
No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase.  The Distributor may pay a commission to dealers on these purchases from its own resources.  See “Reduced Sales Charges on Investor Class and Class A Shares – Contingent Deferred Sales Charge: Investor Class and Class A Shares” below.

Class B Shares
Class B shares are sold without an initial sales charge.  However, if Class B shares are redeemed within six years of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described in the Fund’s SAI.  Additionally, Class B shares have higher ongoing service and/or distribution fees and, over time, these fees may cost you more than paying an initial sales charge.  The Class B share CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares.  The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

For shares sold in the:	Contingent deferred sales charge (CDSC) as a % of amount redeemed subject to charge
First Year	5.00%
Second Year	4.00%
Third Year	3.00%
Fourth Year	2.00%
Fifth Year	2.00%
Sixth Year	1.00%
Thereafter	None

There are exceptions, which are described in the Fund’s SAI.

Class C Shares
Class C shares are sold without an initial sales charge.  However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the Fund’s SAI.  Additionally, Class C shares have higher ongoing distribution and/or service fees, and, over time these fees may cost you more than paying an initial sales charge.  The Class C share CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.

Computing Contingent Deferred Sales Charge on Class B and Class C
A CDSC may be imposed on redemptions of Class B and Class C shares of the Fund, at the rate previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder’s Class B or Class C account in the Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares in the Fund during the preceding six years or Class C shares in the Fund for the preceding year.

However, no such charge will be imposed to the extent that the NAV of the Class B or Class C shares redeemed does not exceed:
•
the current aggregate NAV of Class B or Class C shares of the Fund purchased more than six years prior to the redemption for Class B shares or more than one year prior to the redemption for Class C shares; plus

•	the current aggregate NAV of Class B or Class C shares of the Fund purchased through reinvestment of dividends or distributions; plus
•
increases in the NAV of the investor's Class B shares of the Fund above the total amount of payments for the purchase of Class B shares of the Fund made during the preceding six years for Class B shares or one year for Class C shares.

There are exceptions, which are described in the Fund’s SAI.

Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares

Reducing the Initial Sales Charge on Investor Class Shares and Class A Shares

You may be eligible to buy Investor Class and Class A shares of the Fund at one of the reduced sales charge rates shown in the table above through a Right of Accumulation or a Letter of Intent, as described below. You may also be eligible for a waiver of the initial sales charge as set forth below.  Each Fund reserves the right to modify or eliminate these programs at any time. However, please note that the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class or Class A shares.
•	Right of Accumulation

A Right of Accumulation allows you to reduce the initial sales charge as shown in the table above by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Investor Class, Class A, Class B, or Class C shares of most MainStay Funds.  You may not include investments of previously non-commissioned shares in the MainStay Money Market Fund (which is offered in a separate prospectus), investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan.  For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $15,000 in a MainStay Fund, using your Right of Accumulation you can invest that $15,000 in Investor Class or Class A shares (if eligible) and pay the reduced sales charge rate normally applicable to a $110,000 investment. For more information, see “Alternative Sales Arrangements—Reduced Sales Charges”  in the Fund’s SAI.

•	Letter of Intent

Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to purchase Investor Class or Class A shares of one or more MainStay Funds (excluding investments of previously non-commissioned shares in the MainStay Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class or Class A shares (if eligible) of the MainStay Funds purchased during that period. You can include purchases in Investor Class or Class A shares made up to 90 days before the date of the Letter of Intent.  You can also apply a Right of Accumulation to these purchases.  Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the MainStay Funds’ Transfer Agent for this purpose. For more information, see “Purchase, Redemption, Exchanges and Repurchase—Letter of Intent” in the Fund’s SAI.

•	Your Responsibility

To receive the reduced sales charge, you must inform the Distributor of your eligibility and holdings at the time of your purchase if you are buying shares directly from the Fund. If you are buying shares through a financial intermediary firm, you must tell your financial advisor of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial advisor a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse or your minor children, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current NAV per share to determine what Investor Class or Class A sales charge rate you may qualify for on your current purchase. If you do not inform the Distributor or your financial advisor of all of the holdings or planned purchases that make you eligible for a sales charge reduction or do not provide requested documentation, you may not receive a discount to which you are otherwise entitled.

More information on Investor Class and Class A share sales charge discounts is available in the Fund’s SAI under “Alternative Sales Arrangements—Reduced Sales Charges on Investor Class and Class A Shares” and on the internet at mainstayinvestments.com under the “Shareholder Services” tab.

“Spouse” with respect to a Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include the following: i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Group Benefit Plan Purchases
You will not pay an initial sales charge if you purchase Investor Class shares or Class A shares through a group retirement or other benefit plan (other than IRA plans) that meets certain criteria, including:
•	50 or more participants; or
•	an aggregate investment in shares of any class of the Fund of $1,000,000 or more; or
•	holds either Investor Class or Class A and Class B shares as a result of the Class B share conversion feature.

However, Investor Class shares or Class A shares purchased through a group retirement or other benefit plan (other than IRA plans) will be subject to a contingent deferred sales charge upon redemption within one year of the date of purchase. If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.

Purchases Through Financial Services Firms
You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The Fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges.

Please read their program materials for any special provisions or additional service features that may apply to investing in the Fund through these firms.

529 Plans
When shares of the Fund are sold to a qualified tuition program operating under Section 529 of the Internal Revenue Code, such a program may purchase Investor Class shares or Class A shares without an initial sales load.

Other Waivers
There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Fund and of New York Life Insurance Company (“New York Life”) and its affiliates or shareholders who owned shares of the Service Class of any MainStay Fund as of December 31, 2003. These categories are described in the Fund’s SAI.

Contingent Deferred Sales Charge on Certain Investor Class and Class A Share Redemptions
If your initial sales charge is eliminated, we may impose a CDSC of 1.00% if you redeem or exchange your shares within one year. The Distributor may pay a commission to dealers on these purchases from its own resources.

For more information about these considerations, call your financial advisor or the Fund’s transfer agent, NYLIM Service Company LLC (“MainStay Investments”), an affiliate of New York Life Investments, toll-free at 800-MAINSTAY (624-6782), and review the information under “Alternative Sales Arrangements—Reduced Sales Charges on Investor Class and Class A Shares” in the Fund’s SAI.

Information on Fees

Rule 12b-1 Plans
The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for certain classes of shares pursuant to which distribution and/or service fees are paid to the Distributor. The Investor Class and Class A 12b-1 plans typically provide for payment for distribution or service activities of up to 0.25% of the average annual net assets of Investor Class or Class A shares of the Fund, respectively. The Class B and Class C 12b-1 plans each provide for payment of both distribution and/or service activities of up to 1.00% of the average annual net assets of Class B and C shares of the Fund, respectively.  The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts.  The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

Small Account Fee
Several of the MainStay Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the MainStay Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semiannually, as discussed below). The fee may be deducted directly from your fund balance. This small account fee will not apply to certain types of accounts including:
•	Class A share and Class I share accounts, retirement plan services bundled accounts and investment-only retirement accounts;
•	accounts with active AutoInvest plans or systematic investment programs where the Fund deducts directly from the client's checking or savings account;
•	NYLIM SIMPLE IRA Plan Accounts and SEP IRA Accounts that have been funded/established for less than 1 year;
•	403(b)(7) accounts;
•	accounts serviced by unaffiliated broker/dealers or third party administrators (other than NYLIM SIMPLE IRA Plan Accounts); and
•	certain Investor Class accounts were the small account balance is due solely to the conversion from Class B shares.

This small account fee will be deducted in $10 increments on or about March 1st and September 1st of each year. The Fund may, from time to time, consider and implement additional measures to increase average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the Fund by calling toll-free 800-MAINSTAY (624-6782) for more information.

Compensation to Dealers
Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Fund and shareholders. Such compensation may vary depending upon the amount invested, the share class purchased, the amount of time that shares are held and/or the services provided.
•
The Distributor pays sales concessions to dealers, as described in the tables under “Information on Sales Charges” above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

•	The Distributor or an affiliate, from its own resources, pays a sales concession of 1.00% of the purchase price of Investor Class or Class A shares, sold at NAV, to dealers at the time of sale.
•	From its own resources, the Distributor pays a sales concession of 4.00% on purchases of Class B shares to dealers at the time of sale.
•	The Distributor pays a sales concession of 1.00% on purchases of Class C shares to dealers from its own resources at the time of sale.
•	The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.
•
In addition to payments described above, the Distributor or an affiliate, from its own resources, may pay other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of any class of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.25% on new sales and/or up to 0.25% annually on assets held.

•	The Distributor may pay a finder’s fee or other compensation to third parties in connection with the sale of Fund shares and/or shareholder or account servicing arrangements.
•	The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.
•
The Distributor or an affiliate may make payments to financial intermediaries that provide sub-transfer agency and other administrative services in addition to supporting distribution of the Fund. A portion of these fees may be paid from the Distributor's or its affiliate's own resources.

•
Wholesaler representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of the Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the Fund, which may vary based on the type of Fund being promoted.

Although the Fund may use financial firms that sell Fund shares to make transactions for the Fund’s portfolio, the Fund, the Manager and the Subadvisor do not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

Payments made from the Distributor’s or an affiliate’s own resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisors, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisors may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of Fund shares.

For more information regarding any of the types of compensation described above, see the Fund’s SAI or consult with your financial intermediary firm or financial advisor. You should review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial advisor.

Buying, Selling, Converting and Exchanging Fund Shares

How to Open Your Account

Investor Class, Class A, B or C Shares
Return your completed MainStay Funds application in good order with a check payable to the MainStay Funds for the amount of your investment to your financial advisor or directly to the MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. If you place your order by phone, MainStay Investments must receive your completed application and check in good order within three business days. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same Fund. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Class A shares of the same Fund.

Good order means all the necessary information, signatures and documentation have been fully completed.

Class I Shares
If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I shares of the Fund.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account.  Your financial advisor may place your order by phone.  MainStay Investments must receive your completed application and check in good order within three business days.

All Classes
You buy shares at NAV (plus, for Investor Class and Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4:00 pm Eastern time) on the New York Stock Exchange (the “Exchange”) every day the Exchange is open. NAV is not calculated on days on which the Exchange is closed. When you buy shares, you must pay the NAV next calculated after MainStay Investments receives your order in good order. Alternatively, the MainStay Funds have arrangements with certain financial intermediary firms whereby purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at the Fund’s NAV next computed after receipt in good order of the order by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Fund.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:
•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social security number, taxpayer identification number, or other identifying number.
You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Conversions Between Share Classes
In addition to any automatic conversion features described above in this Shareholder Guide with respect to Investor Class, Class A and Class B shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the Fund for which you are eligible. However, the following limitations apply:
•	Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and
•	All Class B and Class C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described elsewhere in this Shareholder Guide with respect to Investor Class, Class A and Class B shares.

To request a voluntary conversion between share classes of the Fund, you may contact the Fund, either directly or through your financial intermediary firm. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant net asset values of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may automatically be converted back to your original share class, or into another share class, if appropriate. Although the Fund expects that a conversion between share classes of the Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax advisor with respect to the tax treatment of your investment in the Fund. The Fund may change, suspend or terminate this conversion feature at any time.

Opening Your Account – Individual Shareholders
	How	Details
By Wire:
You or your registered representative should call MainStay Investments toll-free at 800-MAINSTAY (624-6782) to obtain an account number and wiring instructions.  Wire the purchase amount to: State Street Bank and Trust Company

•      ABA #011-0000-28
•      MainStay Funds (DDA #99029415)
•      Attn: Custody and Shareholder Services

To buy shares the same day, MainStay Investments must receive your wired money by 4:00 pm Eastern time.

The wire must include: • name(s) of investor(s); • your account number; and • Fund Name and Class of shares. Your bank may charge a fee for the wire transfer.
By Phone:
Call, or have your investment professional call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open.
Call before 4:00 pm Eastern time to buy shares at the current day’s NAV.

MainStay Investments must receive your application and check, payable to MainStay Funds, in good order within three business days.  If not, MainStay Investments can cancel your order and hold you liable for costs incurred in placing it.

Be sure to write on your check:

•      name(s) of investor(s)
•      your account number; and
•      Fund name and Class of shares.

By Mail:
Return your completed MainStay Funds application with a check for the amount of your investment to:

MainStay Funds
P.O.  Box 8401
Boston, MA 02266-840 1

Send overnight orders to:
MainStay Funds
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

Make your checks payable to MainStay Funds.

•      $1,000 minimum for Investor Class, Class B and Class C shares.
•      $25,000 minimum for Class A shares ($15,000 for investors with $100,000 or more invested in any share class of any of the MainStay Funds).
•      $5 million minimum for Class I shares.

Be sure to write on your check:

•      name(s) of investor(s); and
•       Fund name and Class of shares.

Buying additional shares of the Fund - Individual Shareholders

	How	Details
By Wire:
Wire the purchase amount to:

 State Street Bank and Trust Company

•      ABA #011-0000-28
•      MainStay Funds (DDA #99029415)
•      Attn: Custody and Shareholder Services.

To buy shares the same day, MainStay Investments must receive your wired money by 4:00 pm Eastern time.

The wire must include: • name(s) of investor(s); • your account number; and • Fund name and Class of shares. Your bank may charge a fee for the wire transfer.
Electronically:
Call, or have your investment professional call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open to make an ACH purchase.

Call before 4:00 pm Eastern time to buy shares at the current day’s NAV; or

Visit us at mainstayinvestments.com.

Eligible investors can purchase shares by using electronic debits from a designated bank account. • the maximum ACH purchase amount is $100,000.
By Mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-840 1 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809
Make your check payable to MainStay Funds.

•      $50 minimum (for Investor Class, Class B and Class C shares).

Be sure to write on your check:

•      name(s) of investor(s);
•      your account number; and
•      Fund name and Class of shares.

Selling Shares - Individual Shareholders

	How	Details
By contacting your financial advisor:		You may sell (redeem) your shares through your financial advisor or by any of the methods described below.
By Phone:
To receive proceeds by check:  Call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open.

Call before 4:00 pm Eastern time to sell shares at the current day’s NAV.

•  Generally, after receiving your sell order by phone, MainStay Investments will send a check to the account owner at the owner’s address of record the next business day, although it may take up to seven days to do so.  Generally, MainStay Investments will not send checks to addresses on record for 30 days or less.
•  The maximum order MainStay Investments can process by phone is $100,000.

By Wire:
To receive proceeds by wire: Call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the banks and the New York Stock Exchange are open.  Eligible investors may sell shares and have proceeds electronically credited to a designated bank account.

Call before 4:00 pm Eastern time to sell shares at the current day’s NAV.

Visit us at mainstayinvestments.com.

•  Generally, after receiving your sell order by phone, MainStay Investments will send the proceeds by bank wire to your designated bank account the next business day, although it may take up to seven business days to do so.  Your bank may charge you a fee to receive the wire transfer.
•  MainStay Investments must have your bank account information on file.
•  There is an $11 fee for wire redemptions, except no fee applies to redemptions of Class I shares.
•  The minimum wire transfer amount is $1,000.

Electronically:
To receive proceeds electronically by ACH: Call MainStay Investments toll- free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open.

Call before 4:00 pm Eastern time to sell shares at the current day’s NAV.

Visit us at mainstayinvestments.com.

•  Generally, after receiving your sell order by phone, MainStay Investments will send the proceeds by ACH transfer the next business day, although it may take up to seven business days to do so.
•  MainStay Investments must have your bank account information on file.
•  Proceeds may take 2-3 business days to reach your bank account.
•  There is no fee from MainStay Investments for this transaction.
•  The maximum ACH transfer amount is $100,000.

By Mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809
Write a letter of instruction that includes:

•  your name(s) and signature(s);
•  your account number;
•  Fund name and Class of shares; and
•  dollar or share amount you want to sell.

Obtain a Medallion Signature Guarantee or other documentation as required.

There is a $15 fee for Class A shares ($25 fee for Investor Class, Class B and Class C shares) for checks mailed to you via overnight service.

By internet:	Please visit mainstayinvestments.com.

General Policies
The following are MainStay Investments’ general policies regarding the purchase and sale of Fund shares.  Certain retirement plans and/or financial intermediaries may adopt different policies.  Consult your plan or account documents for the policies applicable to you.

Buying Shares
•
All investments must be in U.S. dollars with funds drawn on a U.S. bank.  We will not accept payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.

•	MainStay Investments does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.
•
If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees the Fund incurs as a result.  Your account will be charged a $20 fee for each returned check or ACH purchase.  In addition, the Fund may also redeem shares to cover any losses it incurs as a result.  If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

•	The Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.
•	To limit the Fund’s expenses, we no longer issue share certificates.

Selling Shares
•	If you have share certificates, you must return them with a written redemption request.
•
Your shares will be sold at the next NAV calculated after MainStay Investments receives your request in good order.  MainStay Investments will make the payment within seven days after receiving your request in good order.

•	If you buy shares by check or by ACH purchase and quickly decide to sell them, the Fund may withhold payment for up to 10 days from the date the check or ACH purchase order is received.
•
When you sell Class B or Class C shares, or Investor Class shares or Class A shares when applicable, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of these charges.

•
There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.

•	Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MainStay Investments takes reasonable measures to verify the order.
•	Reinvestment won’t relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.
•
MainStay Investments requires a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with the Fund.

•	MainStay Investments requires a written order to sell shares and a Medallion Signature Guarantee if:

o	MainStay Investments does not have on file required bank information to wire funds;
o	the proceeds from the sale will exceed $100,000;
o	the proceeds of the sale are to be sent to an address other than the address of record; or
o	the proceeds are to be payable to someone other than the account holder(s).
•	In the interest of all shareholders, the Fund reserves the right to:
o	change or discontinue its exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;
o	change or discontinue the systematic withdrawal plan upon notice to shareholders;
o
close accounts with balances of less than $100 invested in Investor Class shares or $500 invested in Class A, B or C shares (by redeeming all shares held and sending proceeds to the address of record); and/or

o	change the minimum investment amounts.
•	There is no fee for wire redemptions of Class I shares.

When you buy and sell shares directly from the Fund, you will receive confirmation statements that describe your transaction.  For certain systematic transactions, you will receive quarterly confirmation statements.  You should review the information in the confirmation statements carefully.  If you notice an error, you should call your investment dealer or MainStay Investments immediately.  If you or your investment dealer fails to notify MainStay Investments within one year of the transaction, you may be required to bear the costs of correction.

Additional Information
The policies and fees described in this Proxy Statement/Prospectus govern transactions with the Fund.  If you invest through a third party—bank, broker, 401(k), financial advisor or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in the Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time the Fund may close and reopen to new investors or new share purchases at its discretion. If the Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If the Fund is closed to new investors, you may not exchange shares from other MainStay Funds for shares of the Fund unless you are already a shareholder of the Fund.

Medallion Signature Guarantees
A Medallion Signature Guarantee helps protect against fraud. To protect your account, the Fund, and MainStay Investments from fraud, Medallion Signature Guarantees are required to enable MainStay Investments to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”), or the New York Stock Exchange Medallion Signature Program (“MSP”). Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact their financial advisor or the MainStay Investments toll-free at 800-MAINSTAY (624-6782) for further details.

Investing for Retirement
You can purchase shares of the Fund for retirement plans providing tax-deferred investments for individuals and institutions. You can use the Fund in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts (CESA) (previously named Education IRA) as well as SEP and SIMPLE IRA plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax advisor before establishing any tax-deferred retirement plan.

The Fund may not be available for all types of retirement plans or through all distribution channels. Please contact the MainStay Funds at 800-MAINSTAY (624-6782) for further details.

Purchases-In-Kind
You may purchase shares of the Fund by transferring securities to the Fund in exchange for Fund shares (“in kind purchase”). In kind purchases may be made only upon the Fund’s approval and determination that the securities are acceptable investments for the Fund and are purchased consistent with the Fund's procedures relating to in kind purchases.

Redemptions-In-Kind
The Fund reserves the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the Fund’s portfolio, consistent with the Fund’s procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder.

The Reinvestment Privilege May Help You Avoid Sales Charges
When you sell shares, you have the right—for 90 days—to reinvest any or all of the money in the same account and class of shares without paying another sales charge (so long as (1) those shares haven’t been reinvested once already; (2) your account is not subject to a 60-day block as described in “Excessive Purchases and Redemptions or Exchanges”; and (3) you are not reinvesting your required minimum distribution). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting in the same account and class of shares.

Reinvestment won’t relieve you of any tax consequences on gains realized from a sale.  The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

Convenient, yes...  but not risk-free.  Telephone redemption privileges are convenient, but you give up some security.  When you sign the application to buy shares, you agree that the Fund will not be liable for following phone instructions that it reasonably believes are genuine.  When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Fund or MainStay Investments fails to use established safeguards for your protection.  These safeguards are among those currently in place at MainStay Funds:

•	all phone calls with service representatives are tape recorded; and
•	written confirmation of every transaction is sent to your address of record.

MainStay Investments and the Fund reserve the right to suspend the MainStay Audio Response System or the system might become inoperable due to technical problems.

Shareholder Services

Automatic Services
Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at mainstayinvestments.com, contacting your financial advisor for instructions, or by calling the MainStay Funds toll-free at 800-MAINSTAY (624-6782) for a form.

Systematic Investing—Individual Shareholders Only
MainStay offers four automatic investment plans:
1.	AutoInvest
If you obtain authorization from your bank, you can automatically debit your designated bank account to:
• make regularly scheduled investments; and/or
• purchase shares whenever you choose.
2.	Dividend or capital gains reinvestment
Automatically reinvest dividends, distributions or capital gains and distributions from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund. Accounts established with dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.
3.	Payroll deductions
If your employer offers this option, you can make automatic investments through payroll deduction.
4.	Systematic exchange
Automatically reinvest a share or dollar amount from one MainStay Fund into any other MainStay Fund. Accounts established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see “Exchanging Shares Among MainStay Funds” for more information.

Systematic Withdrawal Plan—Individual Shareholders Only
Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and C shares at the time of the initial request and shares must not be in certificate form. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions. The Fund will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds
You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. Investment minimums and eligibility requirements apply to exchanges. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another MainStay Fund. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. If you choose to sell Class B or Class C shares and then separately buy Investor Class or Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Investor Class or Class A shares.

You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of any series of certain open-end investment companies sponsored, advised or administered by New York Life Investments or any affiliate thereof, which are offered in separate prospectuses, including:

•	MainStay 130/30 Core Fund	•	MainStay Indexed Bond Fund
•	MainStay 130/30 Growth Fund	•	MainStay Intermediate Term Bond Fund
•	MainStay 130/30 High Yield Fund	•	MainStay International Equity Fund
•	MainStay 130/30 International Fund	•	MainStay Large Cap Growth Fund
•	MainStay All Cap Growth Fund	•	MainStay MAP Fund
•	MainStay Balanced Fund	•	MainStay Moderate Allocation Fund
•	MainStay Cash Reserves Fund	•	MainStay Moderate Growth Allocation Fund
•	MainStay Common Stock Fund	•	MainStay Money Market Fund
•	MainStay Conservative Allocation Fund	•	MainStay Principal Preservation Fund
•	MainStay Convertible Fund	•	MainStay S&P 500 Index Fund
•	MainStay Diversified Income Fund	•	MainStay Retirement 2010 Fund
•	MainStay Floating Rate Fund	•	MainStay Retirement 2020 Fund
•	MainStay Global High Income Fund	•	MainStay Retirement 2030 Fund
•	MainStay Government Fund	•	MainStay Retirement 2040 Fund
•	MainStay Growth Allocation Fund	•	MainStay Retirement 2050 Fund
•	MainStay High Yield Corporate Bond Fund	•	MainStay Short Term Bond Fund
•	MainStay ICAP Equity Fund	•	MainStay Small Company Value Fund
•	MainStay ICAP Global Fund	•	MainStay Tax Free Bond Fund
•	MainStay ICAP International Fund	•	MainStay Total Return Fund
•	MainStay ICAP Select Equity Fund

You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund.  You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax advisor on the consequences.

Before making an exchange request, read the prospectus of the Fund you wish to purchase by exchange.  You can obtain a prospectus for any fund by contacting your broker, financial advisor or other financial institution or by calling the MainStay Funds at 800-MAINSTAY (624-6782).

The exchange privilege is not intended as a vehicle for short term trading, nor is the Fund designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations.  Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see “Excessive Purchases and Redemptions or Exchanges”).

The Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

In certain circumstances you may have to pay a sales charge.

In addition, if you exchange Class B or Class C shares of the Fund into Class B or Class C shares of the MainStay Money Market Fund (which is offered in a separate prospectus) or you exchange Investor Class shares or Class A shares of the Fund subject to the 1.00% CDSC into Investor Class shares or Class A shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class, Class A, Class B or Class C shares, as applicable, of another MainStay Fund. The holding period for purposes of determining conversion back into Class B shares into Investor Class or Class shares also stops until you exchange back into Class B shares of another non-money market MainStay Fund.

Certain clients of NYLIFE Securities LLC who purchased more than $50,000 of Class B shares of the Fund between January 1, 2003 and June 27, 2007 have the right to convert their Class B shares for Class A shares of the same Fund at the net asset value next computed and without imposition of a contingent deferred sales charge.

When you exchange shares, you may incur a redemption fee. Please see “Shareholder Guide—Redemption Fee” for more information.

MainStay Investments tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares.  These programs make it convenient to add to your investment and easy to access your money when you need it.

Excessive Purchases and Redemptions or Exchanges

The Fund is not intended to be used as a vehicle for excessive or short-term trading (such as market timing).  The interests of the Fund’s shareholders and the Fund’s ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term.  When large dollar amounts are involved, excessive trading may disrupt efficient implementation of the Fund’s investment strategies or negatively impact Fund performance.  For example, the Subadvisor might have to maintain more of the Fund’s assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions.  By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders.  Securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high-yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity.  Accordingly, the Fund’s Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders.  These policies are discussed more fully below.  There is the risk that the Fund’s policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading.  The Fund may change its policies or procedures at any time without prior notice to shareholders.

The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor’s financial intermediary firm.  Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Fund.  In addition, the Fund reserves the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in this Proxy Statement/Prospectus) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund’s judgment, is likely to harm Fund shareholders.  Pursuant to the Fund’s policies and procedures, the Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund’s long-term shareholders.  For example, transactions conducted through systematic investment or withdrawal plans are not subject to the surveillance procedures.  Exceptions are subject to the advance approval by the Fund’s Chief Compliance Officer, among others, and are subject to Board oversight.  Apart from trading permitted or exceptions granted in accordance with the Fund’s policies and procedures, the Fund does not accommodate, nor has any arrangement to permit, frequent purchases and redemptions of Fund shares.

The Fund, through MainStay Investments and the Distributor, maintains surveillance procedures to detect excessive or short-term trading in Fund shares.  As part of this surveillance process, the Fund examines transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time.  The Fund also may consider the history of trading activity in all accounts known to be under common ownership, control or influence.  To the extent identified under these surveillance procedures, the Fund will place a “block” on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account.  An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60-day period in the Fund.  The Fund may modify its surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate, to improve the detection of excessive or short-term trading or to address specific circumstances.  In certain instances when deemed appropriate, the Fund may rely on a financial intermediary to apply its market timing procedures to an omnibus account.  In certain cases, these procedures may be less restrictive than the Fund’s procedures.  Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the manager of such strategies represents to the satisfaction of the Fund’s Chief Compliance Officer that such investment programs and strategies are consistent with the Fund’s objective of avoiding disruption due to market timing.

In addition to these measures, the Fund may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading, which fee is described in the Fund’s Prospectus.

While the Fund discourages excessive or short-term trading, there is no assurance that the Fund or its procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence.  The Fund’s ability to reasonably detect all such trading may be limited, for example, where the Fund must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to Fund shareholders.

Fair Valuation and Portfolio Holdings Disclosure

Determining the Fund’s Share Prices (“NAV”) and the Valuation of Securities

The Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the Exchange (usually 4:00 pm Eastern time) every day the Exchange is open. The Fund does not calculate its NAV on days the Exchange is closed. The NAV per share for a class of shares is determined by dividing the value of the Fund’s net assets attributable to that class by the number of shares of that class outstanding on that day. The value of the Fund’s investments is generally based on current market prices. If current market values are not available or, in the judgment of the Subadvisor, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of the Fund’s portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager in consultation with the Subadvisor deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. The Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Funds’ Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets.  To account for this, certain MainStay Funds’ fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of each of the Fund’s portfolio securities holdings is available in the Fund’s SAI. MainStay Funds will publish quarterly a list of the Fund’s ten largest holdings and publish monthly a complete schedule of the Fund’s portfolio holdings on the internet at mainstayinvestments.com. You may also obtain this information by calling toll-free 800-MAINSTAY (624-6782). Disclosure of the Fund’s portfolio holdings is made available as of the last day of each calendar month, no earlier than 30 days after the end of the reported month. In addition, disclosure of the Fund’s top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Fund’s quarterly top ten holdings information is also provided in the Annual Report and Semiannual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

Fund Earnings

Dividends and Interest
Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as “dividends.” The dividends paid by the Fund will vary based on the income from its investments and the expenses incurred by the Fund.

MainStay Investments reserves the right to automatically reinvest dividend distributions of less than $10.00.

When the Fund Pays Dividends
The Fund declares and pays any dividends, to the extent income is available, at least once a year, typically in December. Dividends are normally paid on the last business day of the month after a dividend is declared. You begin earning dividends the next business day after MainStay Investments receives your purchase request in good order.

Buy after the dividend payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

Capital Gains
The Fund earns capital gains when it sells securities at a profit.

When the Fund Pays Capital Gains
The Fund will normally distribute any capital gains to shareholders in December.

How to Take Your Earnings
You may receive your portion of Fund earnings in one of seven ways.  You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor (if permitted) or MainStay Investments directly.  The seven choices are:

1.	Reinvest dividends and capital gains in:
o	the Fund; or
o	another MainStay Fund of your choice (other than a MainStay Fund that is closed, either to new investors or to new share purchases).
2.	Take the dividends in cash and reinvest the capital gains in the Fund.
3.	Take the capital gains in cash and reinvest the dividends in the Fund.
4.	Take a percentage of dividends or capital gains in cash and reinvest the remainder in the Fund.
5.	Take dividends and capital gains in cash.

6.
Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original Fund.

7.
Reinvest all or a percentage of the dividends in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the Fund.

If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the Fund.  There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

Understand the Tax Consequences

Most of Your Earnings are Taxable
Virtually all of the dividends and capital gains distributions you receive from the Fund are taxable, whether you take them as cash or automatically reinvest them. The Fund’s realized earnings are taxed based on the length of time the Fund holds its investments, regardless of how long you hold Fund shares. If the Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings of the Fund will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income). Earnings generated by interest received on fixed-income securities generally will be a result of income generated on debt investments and will be taxable as ordinary income.

For individual shareholders, a portion of the dividends received from the Fund may be treated as “qualified dividend income,” which is currently taxable to individuals at a maximum rate of 15%, to the extent that the Fund receives qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also generally satisfy a more than 60-day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. The favorable treatment of any qualified dividend income is scheduled to expire after 2010. Since many of the stocks in which the Funds invest do not pay significant dividends, it is not likely that a substantial portion of the distributions by the Funds will qualify for the 15% maximum rate or for the corporate dividends received deduction.

MainStay Investments will mail your tax report each year by February 15. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.

The Fund may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

Return of Capital
If the Fund's distributions exceed its income and capital gains realized in any year, such excess distributions will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

However, if the Fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated, for tax purposes, as a return of capital, and would be taxable to shareholders as ordinary income.

Exchanges
An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation.

Seek professional assistance.  Your financial advisor can help you keep your investment goals coordinated with your tax considerations.  However, regarding tax advice, always rely on your tax adviser.  For additional information on federal, state and local taxation, see the Fund’s SAI.

Do not overlook sales charges.  The amount you pay in sales charges reduces gains and increases losses for tax purposes.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board of the Trust to be used at the Special Meeting.

This Proxy Statement/Prospectus, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Capital Appreciation Fund on or about August [26], 2009.  Only shareholders of record as of the close of business on the July 27, 2009 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting.

A proxy may be revoked at any time on or before the Special Meeting by written notice to the Secretary of the Trust at the address on the cover of this Proxy Statement/Prospectus or by attending and voting at the Special Meeting.  Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

Voting of Proxies

If you attend the Special Meeting you may vote in person.  If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided.  If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon.

You may also authorize your proxy on the Internet or by touch-tone telephone.  These options require you to input a control number, which is located on each proxy card.  After inputting the control number, you will be prompted to authorize your proxy on the Reorganization.  You will have an opportunity to review your authorization and make any necessary changes before submitting your authorization and terminating your telephone call or Internet connection.

Timely and properly completed and submitted proxies will be voted as instructed by shareholders.  A shareholder who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by (1) delivering to the Secretary of the Trust written notice of the revocation at the address on the cover of this Proxy Statement/Prospectus, (2) delivering to the Capital Appreciation Fund a proxy with a later date, or (3) attending and voting in person at the Special Meeting.

Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the event a shareholder signs and returns the proxy but does not indicate his or her vote as to the Reorganization, such proxy will be voted FOR the proposed Reorganization and in the discretion of the proxy holder with regard to any other proposal.

Quorum Requirements

A quorum of shareholders is necessary to hold a valid meeting and to consider the Reorganization.  The presence in person or by proxy of the holders of the majority of outstanding shares of the Capital Appreciation Fund on the Record Date shall constitute a quorum.  The following chart reflects the total number of shares outstanding as of the Record Date for each class of the Capital Appreciation Fund:

As of Record Date (July 27, 2009)

Number of Shares Outstanding

	Investor Class	Class A	Class B	Class C	Class I
Capital Appreciation Fund	[__]	[__]	[__]	[__]	[__]

Votes Necessary to Approve the Reorganization

Approval of the Reorganization will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Capital Appreciation Fund, which is defined in the 1940 Act as the lesser of : (1) 67% of the voting securities of the Capital Appreciation Fund present at the meeting, if more than 50% of the outstanding voting securities of the Capital Appreciation Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Capital Appreciation Fund.

Effect of Abstentions and Broker “Non-Votes”

The Capital Appreciation Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum.

Abstentions and broker non-votes will not, however, be counted as votes in favor of the Reorganization.  Therefore, abstentions and broker non-votes will have the effect of a “no” vote with respect to the Reorganization.

Adjournments

If a quorum is not present at the Special Meeting or if a quorum is present but sufficient votes to approve the Reorganization have not been received at the time of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of votes.  The persons named as proxies will vote in favor of adjournment with respect to those proxies that may be voted in favor of a Reorganization(s) and will vote against any such adjournment with respect to those proxies which have been voted against the Reorganization(s).

Payment of Solicitation Expenses

New York Life Investments has agreed to bear one-half of the direct expenses, including costs of solicitation of proxies and voting instructions, relating to the Reorganization.  The remaining one-half of the direct expenses will be borne by Capital Appreciation Fund.  New York Life Investments estimates the total cost to be between $400,000 and $420,000.  The Capital Appreciation Fund has retained Computershare Fund Services to provide proxy solicitation services in connection with the Special Meeting at an estimated cost of $[   ].  Proxies will be solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of New York Life Investments, its affiliates, or, in New York Life Investments’ discretion, a commercial firm retained for this purpose.

Other Matters to Come Before the Special Meeting

The Capital Appreciation Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement.  If any other matters come before the Special Meeting, including any proposal to adjourn the Special Meeting to permit the continued solicitation of proxies in favor of the Reorganization, it is the intention of the Capital Appreciation Fund that proxies not containing specific restrictions to the contrary will be voted as described above under “Adjournments” with respect to proposals to adjourn the Special Meeting to solicit additional proxies in favor of the Reorganization and in the discretion of the proxy holder on any other matters.

Future Shareholder Proposals

A shareholder may request inclusion in the Trust’s proxy statement and on the Trust’s proxy card for shareholder meetings certain proposals for action which the shareholder intends to introduce at such meeting.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Trust at 51 Madison Avenue, New York, New York 10010.  Any shareholder proposals must be presented within a reasonable time before the proxy materials for the next meeting are sent to shareholders to be considered for inclusion in the proxy materials.  The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws.  The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management.

Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

OTHER INFORMATION

Financial Highlights

The fiscal year end of each Fund is October 31.

The financial highlights of the Growth Equity Fund contained in Exhibit C have been derived from financial statements audited by KPMG LLP, the Growth Equity Fund and Capital Appreciation Fund’s independent registered public accounting firm.

Forms of Organization

The Growth Equity Fund is a diversified series of the Eclipse Funds Inc., an open-end management investment company registered with the SEC which is organized as a Maryland corporation.  The Capital Appreciation Fund is a diversified series of The MainStay Funds, an open-end management investment company registered with the SEC that is organized as a Massachusetts business trust.  Each Fund is governed by a Board consisting of eight members, seven of whom are “non-interested” persons as defined in the 1940 Act, as amended.  For more information on the history of the Funds, please see the Funds’ SAI.

Distributor

NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, a limited liability company organized under the laws of Delaware, serves as each Fund’s distributor and principal underwriter (the “Distributor”) pursuant to a Amended and Restated Master Distribution Agreement, dated June 18, 2007.  The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Funds’ shares.  The Distributor is a wholly-owned subsidiary of New York Life Investments.

Custodian

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the Custodian for each Fund’s assets.  State Street also provides sub-administration and sub- accounting services for the Funds.  These services include calculating the Funds’ daily net asset values, maintaining general ledger and sub-ledger accounts for the calculation of the Funds’ respective net asset values, and assisting New York Life Investments in conducting various aspects of the Funds’ administrative operations.  For providing these non-custody services to the Funds, State Street is compensated by New York Life Investments.  Custodian fees and expenses are paid by the Funds.

Independent Registered Public Accounting Firm

KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, serves as the Funds’ independent registered public accounting firm.  KPMG LLP is responsible for auditing the annual financial statements of the Funds.  Representatives of KPMG LLP are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Shareholder Reports

The Funds will furnish, without charge, upon request, a printed version of the most recent annual reports to shareholders of the Funds (and any subsequent semiannual reports).  Such requests may be directed to the Funds by contacting the Distributor of the Funds’ shares by writing NYLIFE Distributors LLC, Attn: MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 800-MAINSTAY (624-6782).  Please include the name of the specific Fund for which you request reports.

Information Requirements

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC.  Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, D.C.  20549.  The SEC maintains an Internet website (at http://www.sec.gov), which contains other information about the Funds.

Security Ownership of Management and Principal Shareholders

As of the Record Date, (1) the current officers and Directors of Eclipse Funds Inc., in the aggregate beneficially owned [less than 1%] of a class of shares of the Growth Equity Fund, and (2) the current officers and Trustees of The MainStay Funds, in the aggregate beneficially owned [less than 1%] of a class of shares of the Capital Appreciation Fund.  A list of the 5% shareholders of the Growth Equity Fund and the Capital Appreciation Fund as of the Record Date is contained in Exhibit D.

Vote of Fund Shares by New York Life Investments

MainStay Asset Allocation Funds and MainStay Retirement Funds may receive the proxy statement as shareholders of the Capital Appreciation Fund.  In that event, New York Life Investments and/or its affiliates have the discretion to vote such shares on the Reorganization, but will do so in accordance with the recommendations of an independent service provider or in the same proportion as the other shareholders of the Capital Appreciation Fund.  The Capital Appreciation Fund has been advised by New York Life Investments that these shares will be voted pursuant to established policies and procedures designed to address potential conflicts of interest.

Capitalization

The following tables show the capitalization of the Capital Appreciation Fund and the Growth Equity Fund as of April 30, 2009, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value.

As of April 30, 2009
NET ASSETS	Growth Equity Fund	Capital Appreciation Fund	Pro Forma Adjustments	Growth Equity Fund Pro Forma Combined After Reorganization

Investor Class	$24,951	$205,470,178		$205,495,129
Class A	$40,048	$176,482,143		$176,522,191
Class B	$103,249	$109,103,874		$109,207,123
Class C	$38,998	$2,429,500		$2,468,498
Class I	$52,535,742	$518,611		$53,054,353

NET ASSET VALUE PER SHARE	Growth Equity Fund	Capital Appreciation Fund	Pro Forma Adjustments	Growth Equity Fund Pro Forma Combined After Reorganization

Investor Class	$8.01	$21.54		$8.01
Class A	$8.01	$21.63		$8.01
Class B	$7.80	$19.08		$7.80
Class C	$7.80	$19.08		$7.80
Class I	$8.04	$22.12		$8.04

SHARES OUTSTANDING	Growth Equity Fund	Capital Appreciation Fund	Pro Forma Adjustments	Growth Equity Fund Pro Forma Combined After Reorganization

Investor Class	3,113	9,538,168	16,113,540	25,654,821
Class A	5,000	8,160,464	13,872,263	22,037,727
Class B	13,235	5,719,188	8,268,488	14,000,911
Class C	5,000	127,324	184,150	316,474
Class I	6,537,628	23,444	41,060	6,602,132

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY GROWTH EQUITY FUND

The Board of Directors of Eclipse Funds Inc., a Maryland corporation, and the Board of Trustees of The MainStay Funds, a Massachusetts business trust, (collectively, the “Boards”), deem it advisable that MainStay Growth Equity Fund (the “Acquiring Fund”), a series of Eclipse Funds Inc., and MainStay Capital Appreciation Fund (the “Acquired Fund”), a series of The MainStay Funds, engage in the reorganization described below.

This agreement is intended to be and is adopted as a plan of reorganization and liquidation (the “Plan”) within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Investor Class, Class A, Class B, Class C and Class I shares of common stock of the Acquiring Fund (“Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of an open-end, registered investment company of the management type and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Directors of Eclipse Funds Inc. has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of The MainStay Funds has determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Exchange for Acquiring Fund Shares, the Assumption of all of the Acquired Fund’s Liabilities and the Liquidation of the Acquired Fund

1.1           Subject to the requisite approval of the Acquired Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its respective assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Investor Class, Class A, Class B, Class C and Class I Acquiring Fund Shares, determined by dividing the value of the Acquired Fund’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3.  Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2           The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (collectively, “Assets”).

1.3           The Acquired Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date.  The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date as defined in paragraph 2.1 (collectively, “Liabilities”).  On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4           Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to its respective shareholders of record with respect to each class of shares, determined as of immediately after the close of business on the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate.  Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders.  The aggregate net asset value of Investor Class, Class A, Class B, Class C and Class I Acquiring Fund Shares to be so credited to Investor Class, Class A, Class B, Class C and Class I Acquired Fund’ Shareholders, respectively, shall, with respect to each class, be equal to the aggregate net asset value of the shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”) of the corresponding class owned by Acquired Fund Shareholders on the Closing Date.  All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund, although share certificates representing interests in Investor Class, Class A, Class B, Class C and Class I shares of the Acquired Fund will represent a number of the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3.  The Acquiring Fund shall not issue certificates representing the Investor Class, Class A, Class B, Class C and Class I Acquiring Fund Shares in connection with such exchange.

1.5           Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent, as defined in paragraph 3.3.  Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s current prospectus.

1.6           Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“SEC”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date.

2.	Valuation

2.1           The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund, and valuation procedures established by the Acquired Fund’s Board.

2.2           The net asset value of an Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional information, each as may be supplemented, and valuation procedures established by the Acquiring Fund’s Board.

2.3           The number of the Investor Class, Class A, Class B, Class C and Class I Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Investor Class, Class A, Class B, Class C and Class I Acquired Fund Shares, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the same class, determined in accordance with paragraph 2.2.

2.4           All computations of value shall be made by New York Life Investment Management LLC (“New York Life Investments”), in its capacity as administrator for the Acquired Fund and the Acquiring Fund, and shall be subject to confirmation by each Fund’s record keeping agent and by each Fund’s independent accountants.

3.	Closing and Closing Date

3.1           The Closing Date shall be [October 28, 2009] or such other date as the parties may agree.  All acts taking place at the closing of the transactions provided for in this Plan (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties.  The close of business on the Closing Date shall be as of 4:00 p.m. Eastern time.  The Closing shall be held at the offices of the Funds or at such other time and/or place as the parties may agree.

3.2           The MainStay Funds shall direct State Street Bank and Trust Company as custodian for the Acquired Fund (“Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date.  The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, which Custodian also serves as the custodian for the Acquiring Fund.  Such presentation shall be made for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (“1940 Act”), in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories.  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

3.3           The MainStay Funds shall direct NYLIM Service Company LLC, in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Investor Class, Class A, Class B, Class C and Class I shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Closing Date a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund on the Closing Date, or provide other evidence satisfactory to the Acquired Fund as of the Closing Date that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.  At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4           In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Boards, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	Representations and Warranties

4.1             Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of The MainStay Funds, The MainStay Funds, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:

(a)
The Acquired Fund is duly organized as a series of The MainStay Funds, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Massachusetts, with power under The MainStay Funds’ Declaration of Trust and By-Laws, as amended from time to time, to own all of its Assets and to carry on its business as it is now being conducted; and

(b)
The MainStay Funds is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act, and the registration of Investor Class, Class A, Class B, Class C and Class I Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)
No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), and the 1940 Act, and such as may be required by state securities laws;

(d)
The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)
On the Closing Date, The MainStay Funds, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, Eclipse Funds Inc., on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f)
The MainStay Funds is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of its Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which The MainStay Funds, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which The MainStay Funds, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)
All material contracts or other commitments of the Acquired Fund (other than this Plan and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)
Except as otherwise disclosed in writing to and accepted by Eclipse Funds Inc., on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The MainStay Funds, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)
The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund dated October 31, 2008 have been audited by KPMG LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)
Since October 31, 2008, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)
On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)
For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m)
All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by The MainStay Funds and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3.  The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares;

(n)
The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Plan will constitute a valid and binding obligation of The MainStay Funds, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)
The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)
The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2             Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of Eclipse Funds Inc., Eclipse Funds Inc., on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund, as follows:

(a)
The Acquiring Fund is duly organized as series of Eclipse Funds Inc., which is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under its Articles of Incorporation and By-Laws to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)
Eclipse Funds Inc. is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Investor Class, Class A, Class B, Class C and Class I Acquiring Fund Shares under the 1933 Act, is in full force and effect;

(c)
No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)
The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)
On the Closing Date, Eclipse Funds Inc., on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f)
The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of Eclipse Funds Inc.’s Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Eclipse Funds Inc., on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Eclipse Funds Inc., on behalf of the Acquiring Fund, is a party or by which it is bound;

(g)
Except as otherwise disclosed in writing to and accepted by The MainStay Funds, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against Eclipse Funds Inc., on behalf of the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business.  Eclipse Funds Inc., on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(h)
The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund dated October 31, 2008 have been audited by KPMG LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i)
Since October 31, 2008, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund.  For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund’s shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(j)
On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)
For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(l)
All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Eclipse Funds Inc. and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m)
The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors of Eclipse Funds Inc., on behalf of the Acquiring Fund, and this Plan will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)
The Investor Class, Class A, Class B, Class C and Class I Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

(o)
The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)
The Proxy Statement to be included in the Registration Statement (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the Special Meeting of Shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1         The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2         The MainStay Funds will call a Special Meeting of the Shareholders of the Acquired Fund to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3         The Acquired Fund covenants that the Investor Class, Class A, Class B, Class C and Class I Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.4         The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5         Subject to the provisions of this Plan, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.6         The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Proxy Statement (referred to in paragraph 4.1(p)) to be included in a Registration Statement on Form N-14 (“Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the Special Meeting of the Shareholders of the Acquired Fund to consider approval of this Plan and the transactions contemplated herein.

5.7         As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Investor Class, Class A, Class B, Class C and Class I Acquiring Fund Shares received at the Closing.

5.8         The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

5.9         The MainStay Funds, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as Eclipse Funds Inc., on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) The MainStay Funds’, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) Eclipse Funds Inc.’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Plan.

5.10       The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of The MainStay Funds, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at The MainStay Funds’ election, to the performance by Eclipse Funds Inc., on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1         All representations and warranties of Eclipse Funds Inc., on behalf of the Acquiring Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2         Eclipse Funds Inc., on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to The MainStay Funds, and dated as of the Closing Date, to the effect that the representations and warranties of Eclipse Funds Inc., on behalf of the Acquiring Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as The MainStay Funds shall reasonably request;

6.3         Eclipse Funds Inc., on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by Eclipse Funds Inc., on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4         The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Investor Class, Class A, Class B, Class C and Class I Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of Eclipse Funds Inc., on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at Eclipse Funds Inc.’s election, to the performance by The MainStay Funds, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1         All representations and warranties of The MainStay Funds, on behalf of the Acquired Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2         The MainStay Funds shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of The MainStay Funds;

7.3         The MainStay Funds, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of The MainStay Funds, on behalf of the Acquired Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as Eclipse Funds Inc. shall reasonably request;

7.4         The MainStay Funds, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by The MainStay Funds, on behalf of the Acquired Fund, on or before the Closing Date;

7.5         The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Investor Class, Class A, Class B, Class C and Class I Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6          The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to The MainStay Funds, on behalf of the Acquired Fund, or Eclipse Funds Inc., on behalf of the Acquiring Fund, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

8.1         The Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of The MainStay Funds’ Declaration of Trust and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, The MainStay Funds and Eclipse Funds Inc., on behalf of either the Acquired Fund or the Acquiring Fund, respectively, may not waive the conditions set forth in this paragraph 8.1;

8.2         On the Closing Date no action, suit or other proceeding shall be pending or, to Eclipse Funds Inc.’s or The MainStay Funds’ knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.3         All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by Eclipse Funds Inc. and The MainStay Funds to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4         The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5         The parties shall have received the opinion of counsel to The MainStay Funds, on behalf of the Acquired Fund, substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free reorganization for Federal income tax purposes.  The delivery of such opinion is conditioned upon receipt by counsel to The MainStay Funds of representations it shall request of The MainStay Funds.  Notwithstanding anything herein to the contrary, The MainStay Funds and Eclipse Funds Inc., on behalf of either the Acquired Fund or the Acquiring Fund, respectively, may not waive the condition set forth in this paragraph 8.5.

9.	Indemnification

9.1         Eclipse Funds Inc., out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

9.2         The MainStay Funds, out of the Acquired Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

10.	Brokerage Fees and Expenses

10.1       The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses incurred in connection with the Reorganization.

10.2       The expenses relating to the proposed Reorganization will be borne by New York Life Investments, the Acquired Fund and/or the Acquiring Fund as mutually agreed upon.  The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	Entire Agreement; Survival of Warranties

11.1       Eclipse Funds Inc. and The MainStay Funds agree that they have not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Plan constitutes the entire agreement between the parties.

11.2       The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.	Termination

This Plan may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Boards of Eclipse Funds Inc. and The MainStay Funds, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Boards, make proceeding with the Plan inadvisable.

13.	Amendments

This Plan may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Eclipse Funds Inc. and The MainStay Funds, on behalf of either the Acquiring Fund or the Acquired Fund, respectively; provided, however, that following the Special Meeting of the Shareholders of the Acquired Fund called by The MainStay Funds, pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Investor Class, Class A, Class B, Class C and Class I Acquiring Fund Shares to be issued to the Investor Class, Class A, Class B, Class C and Class I Acquired Fund Shareholders, respectively, under this Plan to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Plan shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, Attn: Marguerite E. H. Morrison, in each case with a copy to Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, Attn: Sander M. Bieber.

15.	Headings; Governing Law; Assignment; Limitation of Liability

15.1       The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

15.2       This Plan shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

15.3       This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.  Except as expressly provided otherwise in this Plan, the parties hereto will bear the expenses relating to the Reorganization as set forth in Section 10.2 as mutually agreed upon.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the ___th day of October, 2009.

ECLIPSE FUNDS INC. On behalf of the Acquiring Fund: MainStay Growth Equity Fund	THE MAINSTAY FUNDS On behalf of the Acquired Fund: MainStay Capital Appreciation Fund

By:	By:

New York Life Investments agrees to the provisions set forth in Sections 10.2 and 15.3 of this Plan.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

By:
Stephen P. Fisher
President and Chief Executive Officer

EXHIBIT B

SIMILARITIES AND DIFFERENCES IN THE ORGANIZATION OF
THE MAINSTAY FUNDS AND ECLIPSE FUNDS INC.

	The MainStay Funds	Eclipse Funds Inc.
What constitutes a quorum of shareholders?	A majority of outstanding shares of the Trust or a series thereof present in person or by proxy.	One-third of shares entitled to vote present in person or by proxy.
Can the Fund issue an unlimited number of shares?	Yes.	No.
Do the Trustees/Directors have the power to materially amend the Declaration of Trust or the Articles of Incorporation without shareholder approval?
Yes, but only if: (i) the Trustees deem it necessary to conform the Declaration of Trust to applicable federal laws or regulations; or (ii) the Trustees deem it necessary or desirable to change the name of the Trust or to make any other changes in the Declaration of Trust which do not materially adversely affect the rights of shareholders.  A change which would diminish or eliminate voting rights or liquidation preferences is deemed to “materially adversely affect the rights of shareholders” for this purpose.

Yes, so long as such amendment is not in contravention of applicable law, which allows for changes in (i) the name of the corporation, (ii) the name or designation of the par value of any class of series or stock or (iii) the aggregate par value without shareholder approval.

Is the termination of The MainStay Funds or Eclipse Funds Inc. (as opposed to a series thereof) possible without shareholder approval?	Yes.	Yes.
May the Trustees/Directors act without a meeting?	Yes.	Yes.

B-1

	The MainStay Funds	Eclipse Funds Inc.
What are the provisions regarding Trustee/Director liability?	Trustees will not be subject to personal liability except by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of duties.
Directors are protected from personal liability to the fullest extent allowed by applicable law, which generally allows the limitation of liability unless (1) there is an actual receipt by a director of an improper personal benefit in the form of money, property or services or (2) the director is guilty of active and deliberate dishonesty which is adjudicated to be material to the cause of action, no director shall be liable to Eclipse Funds, Inc. or its stockholders for money damages.

What are the provisions regarding shareholder liability?
The Declaration of Trust provides an express disclaimer of liability, but it is commonly believed that, under certain circumstances, shareholders of the Funds may be held personally liable as partners under Massachusetts law for obligations of the Trust.  This possibility, however, is believed to be remote.
Shareholders will only be liable to the extent provided under Maryland law, which generally is limited to liability arising out of shareholders’ own conduct or acts.
Is a shareholder vote required for a reorganization?	Approval of a majority of the outstanding voting securities is required for a reorganization.	No shareholder approval is required for a reorganization under the organizational documents or applicable Maryland law.

B-2

EXHIBIT C

FINANCIAL HIGHLIGHTS OF THE GROWTH EQUITY FUND

The financial highlights tables are intended to help you understand the financial performance of the shares of the MainStay Growth Equity Fund for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns presented in the table represent the rate that an investor would have earned or lost on an investment in the Fund for the stated period (assuming reinvestment of all dividends and distributions).

The information for the six months ended April 30, 2009 is unaudited.  Information for the periods ended October 31, 2008, December 31, 2007 and December 31, 2006 for the MainStay Growth Equity Fund has been derived from the Fund’s financial statements, which were audited by KPMG LLP, whose report, along with the Fund’s financial statements, is in the annual report of Eclipse Funds Inc., which is available upon request.  The annual report is also available at mainstayinvestments.com

FINANCIAL HIGHLIGHTS Selected Per Share Data and Ratios

	Investor Class				Class A
			February 28,						November 4,
	Six months		2008**		Six months				2005**
	ended		through		ended		Year ended		through
	April 30,		October 31,		April 30,		October 31,		October 31,
	2009*		2008		2009*		2008	2007	2006
Net asset value at beginning of period	$8.26		$11.79		$8.26		$13.19	$11.01	$10.00
Net investment income (loss)	0.04	(a)	(0.02)		0.04	(a)	(0.02)	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	(0.29)		(3.51)		(0.28)		(4.84)	2.25	1.02
Total from investment operations	(0.25)		(3.53)		(0.24)		(4.86)	2.26	1.01

Less dividends and distributions:
From net investment income	—		—		(0.01)		—	—	—
From net realized gain on investments	—		—		—		(0.07)	(0.08)	—
Total dividends and distributions	—		—		(0.01)		(0.07)	(0.08)	—
Net asset value at end of period	$8.01		$8.26		$8.01		$8.26	$13.19	$11.01
Total investment return (b)	(3.03	%)(c)(d)	(29.94	%)(c)	(2.87	%)(c)	(37.06%)	20.51%	10.20	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.03	% ††	(0.35	%)††	1.11	% ††	(0.16%)	0.08%	(0.12	%)††
Net expenses	1.26	% ††	1.31	% ††	1.22	% ††	1.17%	1.25%	1.25	% ††
Expenses (before waiver)	1.26	% ††	1.61	% ††	1.22	% ††	1.18%	1.37%	1.71	% ††
Portfolio turnover rate	72%		291%		72%		291%	279%	138%
Net assets at end of period (in 000’s)	$25		$24		$40		$49	$66	$55

	Class B
					November 4,
	Six months				2005**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2009*		2008	2007	2006
Net asset value at beginning of period	$8.07		$12.99	$10.93	$10.00
Net investment income (loss)	0.01	(a)	(0.10)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.28)		(4.75)	2.22	1.02
Total from investment operations	(0.27)		(4.85)	2.14	0.93

Less dividends and distributions:
From net investment income	—		—	—	—
From net realized gain on investments	—		(0.07)	(0.08)	—
Total dividends and distributions	—		(0.07)	(0.08)	—
Net asset value at end of period	$7.80		$8.07	$12.99	$10.93
Total investment return (b)	(3.35	%)(c)	(37.55%)	19.67%	9.30	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.14	% ††	(1.04%)	(0.67%)	(0.87	%)††
Net expenses	2.01	% ††	2.06%	2.00%	2.00	% ††
Expenses (before waiver)	2.01	% ††	2.26%	2.12%	2.46	% ††
Portfolio turnover rate	72%		291%	279%	138%
Net assets at end of period (in 000’s)	$103		$42	$65	$55

*	Unaudited.

**	Commencement of operations.

††	Annualized.

(a)	Per share data based on average share outstanding during the period.

(b)	Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

(c)	Total return is not annualized.

(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principals.

C-1

FINANCIAL HIGHLIGHTS Selected Per Share Data and Ratios

	Class C
					November 4,
	Six months				2005**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2009*		2008	2007	2006
Net asset value at beginning of period	$8.06		$12.99	$10.93	$10.00
Net investment income (loss)	0.01	(a)	(0.12)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.27)		(4.74)	2.22	1.02
Total from investment operations	(0.26)		(4.86)	2.14	0.93

Less dividends and distributions:
From net investment income	—		—	—	—
From net realized gain on investments	—		(0.07)	(0.08)	—
Total dividends and distributions	—		(0.07)	(0.08)	—
Net asset value at end of period	$7.80		$8.06	$12.99	$10.93
Total investment return (b)	(3.23	%)(c)	(37.63%)	19.56%	9.40	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.28	% ††	(1.04%)	(0.67%)	(0.87	%)††
Net expenses	2.01	% ††	2.06%	2.00%	2.00	% ††
Expenses (before waiver)	2.01	% ††	2.26%	2.12%	2.46	% ††
Portfolio turnover rate	72%		291%	279%	138%
Net assets at end of period (in 000’s)	$39		$40	$65	$55

	Class I
					November 4,
	Six months				2005**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2009*		2008	2007	2006
Net asset value at beginning of period	$8.30		$13.24	$11.04	$10.00
Net investment income (loss)	0.05	(a)	0.02	0.02	0.01
Net realized and unrealized gain (loss) on investments	(0.27)		(4.87)	2.28	1.03
Total from investment operations	(0.22)		(4.85)	2.30	1.04

Less dividends and distributions:
From net investment income	(0.04)		(0.02)	(0.02)	—
From net realized gain on investments	—		(0.07)	(0.08)	—
Total dividends and distributions	(0.04)		(0.09)	(0.10)	—
Net asset value at end of period	$8.04		$8.30	$13.24	$11.04
Total investment return (b)	(2.79	%)(c)	(36.80%)	20.93%	10.40	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.32	% ††	0.21%	0.31%	0.11	% ††
Net expenses	0.98	% ††	0.81%	0.92%	1.00	% ††
Expenses (before waiver)	0.98	% ††	0.81%	0.92%	1.46	% ††
Portfolio turnover rate	72%		291%	279%	138%
Net assets at end of period (in 000’s)	$52,536		$75,450	$173,475	$26,586

*	Unaudited.

**	Commencement of operations.

††	Annualized.

(a)	Per share data based on average share outstanding during the period.

(b)	Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

(c)	Total return is not annualized.

(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principals.

C-2

EXHIBIT D

Principal Shareholders of the Funds

As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of any class of the Growth Equity Fund or the Capital Appreciation Fund, as applicable:

Capital Appreciation Fund

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class

	[______________]	[__________]	[__________]

Growth Equity Fund

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class

	[______________]	[__________]	[__________]

D-1

 PROXY CARD

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder.  If no specification is made, this proxy will be voted in favor of the proposal.

Your vote is very important.  Please complete, sign, and return the proxy card promptly using the enclosed envelope, if you do not wish to vote by internet or by phone.

Dated:

Signature(s) of Participant(s)	(Please sign in the box)

Please sign exactly as your name or names appear.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

Your proxy is important to assure a quorum at the Special Meeting of Shareholders of the Fund whether or not you plan to attend the Special Meeting in person.  You may revoke this proxy at any time and the giving of it will not affect your right to attend the Special Meeting and attend in person.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted for approval of the proposal; if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

Please choose one of the following options to vote your shares:

-Touchtone: To vote by phone call toll free [__] and follow the recorded instructions
Voting Control ID: [__]
-Internet: Vote on the internet at www.proxyvote.com and following the simple instructions.	Check Digit ID: [__]

-Mail: Return the signed proxy card in the enclosed envelope.

If you would like to authorize your proxy over the phone, please call toll free [__].  Representatives are available to record your instruction quickly over the phone.  They also are available to answer any questions you may have regarding the proxy materials.

PLEASE VOTE TODAY

SEE THE REVERSE SIDE FOR THE PROPOSAL

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE MAINSTAY FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING PROPOSAL.

	FOR	AGAINST	ABSTAIN
To approve an Agreement and Plan of Reorganization providing for: (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Capital Appreciation Fund by the MainStay Growth Equity Fund, a series of Eclipse Funds Inc.  (the “Growth Equity Fund,” and collectively with the Capital Appreciation Fund, the “Funds”), in exchange for shares of common stock of the Growth Equity Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of beneficial interest of the Capital Appreciation Fund; and (ii) the subsequent distribution of the shares and liquidation and dissolution of the Capital Appreciation Fund.
	☐	☐	☐

Please check this box if plan to attend the Special Meeting	☐

Please vote checking the appropriate box as in this example: ☒

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  Please do not use fine point pens.

Please sign and date on the reverse side

2

ECLIPSE FUNDS INC.
MainStay Growth Equity Fund

Statement of Additional Information
August [__], 2009

Acquisition of the Assets and Liabilities of the MainStay Capital Appreciation Fund, a series of The MainStay Funds 51 Madison Avenue New York, New York 10010	By, and in Exchange for, Shares of the MainStay Growth Equity Fund (a series of Eclipse Funds Inc.) 51 Madison Avenue New York, New York 10010

This Statement of Additional Information is available to the shareholders of the MainStay the Capital Appreciation Fund (the “Capital Appreciation Fund”) in connection with proposed transaction (the “Reorganization”) whereby all of the assets and liabilities of the Capital Appreciation Fund will be transferred to the MainStay Growth Equity Fund (the “Growth Equity Fund”) in exchange for shares of the Capital Appreciation Fund.

The Reorganization is subject to approval by the shareholders of the Capital Appreciation Fund.

This Statement of Additional Information of the Growth Equity Fund consists of this cover page, the accompanying pro forma financial statements and related notes and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1.	The Statement of Additional Information for the Capital Appreciation Fund dated March 2, 2009, as filed on March 2, 2009 (Accession Number 0001133228-09-000166);

2.	Supplement to the Statement of Additional Information for the Capital Appreciation Fund dated May 1, 2009, as filed on May 1, 2009 (Accession Number 0001144204-09-023636);

3.
The Financial Statements of the Capital Appreciation Fund as included in the Capital Appreciation Fund’s Annual Report for the year ended October 31, 2008, as filed on January 8, 2009 (Accession Number 0000950123-09-000322)] and Semiannual Report for the period ended April 30, 2009, as filed on July 6, 2009 (Accession Number 0000950123-09-020268); and

4.
The Financial Statements of the Growth Equity Fund as included in the Growth Equity Fund’s Annual Report for the year ended October 31, 2008, as filed on January 8, 2009 (Accession Number 0000950123-09-000333) and Semiannual Report for the period ended April 30, 2009, as filed on July 6, 2009 (Accession Number 0000950123-09-020314).

This Statement of Additional Information is not a prospectus.  A Proxy Statement/Prospectus dated August [__], 2009, relating to the reorganization of the Capital Appreciation Fund may be obtained, without charge, by contacting MainStay Investments, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, by calling toll-free 800-624-6782, or by visiting our website at mainstayinvestments.com.  This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

As described in the Proxy Statement/Prospectus dated August [__], 2009, the Board of Trustees of The MainStay Funds has called a Special Meeting of shareholders of the Capital Appreciation Fund for the shareholders to consider and vote upon one or both of the following proposals, as applicable:

1.           To approve an Agreement and Plan of Reorganization providing for: (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Capital Appreciation Fund by the Growth Equity Fund, in exchange for shares of common stock of the Growth Equity Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of beneficial interest of the Capital Appreciation Fund; and (ii) the subsequent distribution of the shares and liquidation and dissolution of the Capital Appreciation Fund; and

2.           To transact such other business as may properly come before the Special Meeting or any adjournment or postponements thereof.

2

Reorganization between MainStay Capital Appreciation Fund and
MainStay Growth Equity Fund

Pro Forma Combined Portfolio of Investments
At April 30, 2009 (unaudited)

			MainStay Growth Equity Fund		MainStay Capital Appreciation Fund		MainStay Capital Appreciation Fund Pro Forma Combined (1)
			Shares	Value	Shares	Value	Shares	Value

	Common Stocks 95.5%
	Aerospace & Defense 4.2%
	Lockheed Martin Corp.		5,322	$417,937			5,322	$417,937
	Northrop Grumman Corp.		8,530	412,426			8,530	412,426
¤	Precision Castparts Corp.		9,975	746,728	151,800	$11,363,748	161,775	12,110,476
	United Technologies Corp.		16,725	816,849	188,700	9,216,108	205,425	10,032,957
				2,393,940		20,579,856		22,973,796

	Air Freight & Logistics 0.9%
	C.H. Robinson Worldwide, Inc.		8,715	463,289			8,715	463,289
	Expeditors International of Washington, Inc.		11,818	410,203			11,818	410,203
	United Parcel Service, Inc. Class B				73,000	3,820,820	73,000	3,820,820
				873,492		3,820,820		4,694,312

	Beverages 3.0%
	Coca-Cola Co. (The)		7,390	318,140	177,400	7,637,070	184,790	7,955,210
	Hansen Natural Corp.	(a)	11,040	449,990			11,040	449,990
	PepsiCo, Inc.				161,300	8,026,288	161,300	8,026,288
				768,130		15,663,358		16,431,488

	Biotechnology 2.9%
	Celgene Corp.	(a)			155,600	6,647,232	155,600	6,647,232
	Cephalon, Inc.	(a)	7,140	468,455			7,140	468,455
	Genzyme Corp.	(a)	5,404	288,195			5,404	288,195
	Gilead Sciences, Inc.	(a)	21,546	986,807	158,300	7,250,140	179,846	8,236,947
				1,743,457		13,897,372		15,640,829

	Capital Markets 0.3%
	BlackRock, Inc.		3,193	467,838			3,193	467,838
	Charles Schwab Corp. (The)		33,745	623,608			33,745	623,608
	Goldman Sachs Group, Inc. (The)		2,743	352,475			2,743	352,475
				1,443,921				1,443,921

	Chemicals 3.7%
	Monsanto Co.		12,254	1,040,242	88,300	7,495,787	100,554	8,536,029
	Mosaic Co. (The)		8,128	328,778			8,128	328,778
	Potash Corp. of Saskatchewan				34,700	3,001,203	34,700	3,001,203
	Praxair, Inc.				111,000	8,281,710	111,000	8,281,710
				1,369,020		18,778,700		20,147,720

	Commercial Banks 0.4%
	PNC Financial Services Group, Inc.				61,600	2,445,520	61,600	2,445,520

	Communications Equipment 4.7%
	Cisco Systems, Inc.	(a)	86,338	1,668,050	120,800	2,333,856	207,138	4,001,906
¤	QUALCOMM, Inc.		35,941	1,521,023	243,300	10,296,456	279,241	11,817,479
	Research In Motion, Ltd.	(a)			143,300	9,959,350	143,300	9,959,350
				3,189,073		22,589,662		25,778,735

	Computers & Peripherals 8.6%
¤	Apple, Inc.	(a)	13,833	1,740,606	108,100	13,602,223	121,933	15,342,829
	EMC Corp.	(a)			306,400	3,839,192	306,400	3,839,192
	Hewlett-Packard Co.		25,423	914,720	156,800	5,641,664	182,223	6,556,384
¤	International Business Machines Corp.		19,510	2,013,627	179,400	18,515,874	198,910	20,529,501
	NetApp, Inc.	(a)	29,395	537,929			29,395	537,929
				5,206,882		41,598,953		46,805,835

	Construction & Engineering 0.1%
	Quanta Services, Inc.	(a)	17,693	402,162			17,693	402,162

	Diversified Financial Services 0.9%
	Bank of America Corp.				137,500	1,227,875	137,500	1,227,875
	IntercontinentalExchange, Inc.	(a)	6,285	550,566			6,285	550,566
	JPMorgan Chase & Co.		11,692	385,836	76,900	2,537,700	88,592	2,923,536
				936,402		3,765,575		4,701,977

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

			MainStay Growth Equity Fund		MainStay Capital Appreciation Fund		MainStay Capital Appreciation Fund Pro Forma Combined (1)
			Shares	Value	Shares	Value	Shares	Value

	Electronic Equipment & Instruments 2.1%
¤	Amphenol Corp. Class A				342,200	11,580,048	342,200	11,580,048

	Energy Equipment & Services 5.6%
	Baker Hughes, Inc.				92,400	3,287,592	92,400	3,287,592
	Cameron International Corp.	(a)			243,000	6,215,940	243,000	6,215,940
	FMC Technologies, Inc.	(a)	10,125	346,579			10,125	346,579
	Halliburton Co.		24,157	488,454	294,400	5,952,768	318,557	6,441,222
	National Oilwell Varco, Inc.	(a)	17,713	536,350	223,900	6,779,692	241,613	7,316,042
	Smith International, Inc.				124,000	3,205,400	124,000	3,205,400
	Transocean, Inc.	(a)			53,400	3,603,432	53,400	3,603,432
				1,371,383		29,044,824		30,416,207

	Food & Staples Retailing 3.6%
	CVS Caremark Corp.		26,958	856,725			26,958	856,725
	Kroger Co. (The)		21,029	454,647	236,200	5,106,644	257,229	5,561,291
¤	Wal-Mart Stores, Inc.		28,982	1,460,693	238,100	12,000,240	267,082	13,460,933
				2,772,065		17,106,884		19,878,949

	Food Products 1.3%
	Dean Foods Co.	(a)	17,853	369,557			17,853	369,557
	General Mills, Inc.		10,515	533,005	123,200	6,245,008	133,715	6,778,013
				902,562		6,245,008		7,147,570

	Health Care Equipment & Supplies 3.6%
	Baxter International, Inc.		16,281	789,629	117,300	5,689,050	133,581	6,478,679
	Becton, Dickinson & Co.		5,765	348,667	83,400	5,044,032	89,165	5,392,699
	Medtronic, Inc.		24,608	787,456			24,608	787,456
	St. Jude Medical, Inc.	(a)	16,523	553,851	202,100	6,774,392	218,623	7,328,243
				2,479,603		17,507,474		19,987,077

	Health Care Providers & Services 2.0%
	Aetna, Inc.		17,496	385,087			17,496	385,087
	CIGNA Corp.		14,617	288,101			14,617	288,101
	Medco Health Solutions, Inc.	(a)	17,379	756,855	219,400	9,554,870	236,779	10,311,725
				1,430,043		9,554,870		10,984,913

	Hotels, Restaurants & Leisure 2.5%
	Carnival Corp.		22,155	595,526	178,800	4,806,144	200,955	5,401,670
	McDonald's Corp.				142,700	7,604,483	142,700	7,604,483
	Yum! Brands, Inc.		16,087	536,502			16,087	536,502
				1,132,028		12,410,627		13,542,655

	Household Durables 0.0%‡
	D.R. Horton, Inc.		18,328	239,180			18,328	239,180

	Household Products 2.4%
	Colgate-Palmolive Co.				108,800	6,419,200	108,800	6,419,200
	Procter & Gamble Co. (The)		9,295	459,545	122,600	6,061,344	131,895	6,520,889
				459,545		12,480,544		12,940,089

	Independent Power Producers & Energy Traders 0.8%
	NRG Energy, Inc.	(a)			240,300	4,320,594	240,300	4,320,594

	Industrial Conglomerates 0.8%
	3M Co.				80,800	4,654,080	80,800	4,654,080

	Insurance 0.1%
	W.R. Berkley Corp.		15,313	366,134			15,313	366,134

	Internet & Catalog Retail 0.1%
	Priceline.com, Inc.	(a)	5,734	556,714			5,734	556,714

	Internet Software & Services 3.7%
	Akamai Technologies, Inc.	(a)			311,500	6,859,230	311,500	6,859,230
	Baidu, Inc.	(a)(b)	1,904	443,442			1,904	443,442
	Equinix, Inc.	(a)	7,370	517,595			7,370	517,595
¤	Google, Inc. Class A	(a)	3,582	1,418,365	26,100	10,334,817	29,682	11,753,182
	VeriSign, Inc.	(a)	25,642	527,712			25,642	527,712
				2,907,114		17,194,047		20,101,161

	IT Services 0.4%
	Cognizant Technology Solutions Corp. Class A	(a)	29,551	732,569			29,551	732,569
	Mastercard, Inc. Class A		3,933	721,509			3,933	721,509
	Visa, Inc. Class A		13,353	867,411			13,353	867,411
				2,321,489				2,321,489

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

2

			MainStay Growth Equity Fund		MainStay Capital Appreciation Fund		MainStay Capital Appreciation Fund Pro Forma Combined (1)
			Shares	Value	Shares	Value	Shares	Value

	Life Sciences Tools & Services 1.8%
	Illumina, Inc.	(a)	12,400	463,140			12,400	463,140
	Thermo Fisher Scientific, Inc.	(a)	7,842	275,097	256,200	8,987,496	264,042	9,262,593
				738,237		8,987,496		9,725,733

	Machinery 2.4%
	Caterpillar, Inc.				48,100	1,711,398	48,100	1,711,398
	Danaher Corp.		11,073	647,106	112,300	6,562,812	123,373	7,209,918
	Illinois Tool Works, Inc.				135,400	4,441,120	135,400	4,441,120
				647,106		12,715,330		13,362,436

	Media 3.0%
¤	DIRECTV Group, Inc. (The)	(a)			641,500	15,864,295	641,500	15,864,295
	Time Warner Cable, Inc.		12,234	394,302			12,234	394,302
				394,302		15,864,295		16,258,597

	Multiline Retail 1.8%
	Kohl's Corp.	(a)	13,937	632,043	200,700	9,101,745	214,637	9,733,788

	Oil, Gas & Consumable Fuels 2.4%
	Encore Acquisition Co.	(a)	17,436	508,957			17,436	508,957
	ExxonMobil Corp.		3,559	237,279			3,559	237,279
	Noble Energy, Inc.		8,571	486,404			8,571	486,404
	Petro-Canada		11,383	358,906			11,383	358,906
	Petroleo Brasileiro S.A.	(b)	11,000	369,270			11,000	369,270
	Southwestern Energy Co.	(a)	13,112	470,196			13,112	470,196
	Williams Cos., Inc.				361,600	5,098,560	361,600	5,098,560
	XTO Energy, Inc.				170,075	5,894,800	170,075	5,894,800
				2,431,012		10,993,360		13,424,372

	Pharmaceuticals 3.8%
	Abbott Laboratories		13,494	564,724	153,500	6,423,975	166,994	6,988,699
	Allergan, Inc.		8,119	378,833			8,119	378,833
	Bristol-Myers Squibb Co.				273,300	5,247,360	273,300	5,247,360
	Teva Pharmaceutical Industries, Ltd.	(b)	11,579	508,202	175,700	7,711,473	187,279	8,219,675
				1,451,759		19,382,808		20,834,567

	Professional Services 0.2%
	FTI Consulting, Inc.	(a)	8,322	456,711			8,322	456,711
	Robert Half International, Inc.		24,796	595,600			24,796	595,600
				1,052,311				1,052,311

	Real Estate Investment Trusts 0.0%‡
	HCP, Inc.		10,359	227,380			10,359	227,380

	Road & Rail 2.2%
	Norfolk Southern Corp.				168,000	5,994,240	168,000	5,994,240
	Union Pacific Corp.		19,576	961,965	101,100	4,968,054	120,676	5,930,019
				961,965		10,962,294		11,924,259

	Semiconductors & Semiconductor Equipment 4.3%
	Broadcom Corp. Class A	(a)	22,439	520,360			22,439	520,360
	Intel Corp.		16,268	256,709	469,900	7,415,022	486,168	7,671,731
	Marvell Technology Group, Ltd.	(a)			464,500	5,100,210	464,500	5,100,210
	MEMC Electronic Materials, Inc.	(a)	24,640	399,168			24,640	399,168
	NVIDIA Corp.	(a)			453,900	5,210,772	453,900	5,210,772
	Texas Instruments, Inc.		35,809	646,711	229,900	4,151,994	265,709	4,798,705
				1,822,948		21,877,998		23,700,946

	Software 6.4%
	McAfee, Inc.	(a)	11,575	434,526			11,575	434,526
¤	Microsoft Corp.		91,651	1,856,849	1,042,100	21,112,946	1,133,751	22,969,795
¤	Oracle Corp.		40,235	778,145	549,300	10,623,462	589,535	11,401,607
				3,069,520		31,736,408		34,805,928

	Specialty Retail 4.4%
	AutoZone, Inc.	(a)			50,500	8,402,695	50,500	8,402,695
	Best Buy Co., Inc.		12,957	497,290			12,957	497,290
	GameStop Corp. Class A	(a)	14,102	425,316			14,102	425,316
	Lowe's Cos., Inc.		28,389	610,363	278,600	5,989,900	306,989	6,600,263
	TJX Cos., Inc.				296,000	8,279,120	296,000	8,279,120
				1,532,969		22,671,715		24,204,684

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

3

		MainStay Growth Equity Fund		MainStay Capital Appreciation Fund		MainStay Capital Appreciation Fund Pro Forma Combined (1)
		Shares	Value	Shares	Value	Shares	Value

Textiles, Apparel & Luxury Goods 2.3%
Coach, Inc.	(a)			243,600	5,968,200	243,600	5,968,200
NIKE, Inc. Class B				49,800	2,613,006	49,800	2,613,006
Polo Ralph Lauren Corp.				74,900	4,032,616	74,900	4,032,616
					12,613,822		12,613,822

Tobacco 0.9%
Philip Morris International, Inc.		8,065	291,953	124,400	4,503,280	132,465	4,795,233

Trading Companies & Distributors 0.1%
Fastenal Co.		15,757	604,439			15,757	604,439

Wireless Telecommunication Services 0.8%
American Tower Corp. Class A	(a)	15,817	502,348	103,300	3,280,808	119,117	3,783,156
MetroPCS Communications, Inc.	(a)	28,472	486,586			28,472	486,586
			988,934		3,280,808		4,269,742

Total Common Stocks
(Cost $53,719,209, Cost $520,975,186, Cost $574,694,395)			52,111,217		469,930,175		522,041,392

Exchange Traded Funds 2.4%	(c)

iShares Russell 1000 Growth Index Fund				277,800	10,734,192	277,800	10,734,192
ProShares Ultra S&P500				106,900	2,537,806	106,900	2,537,806

Total Exchange Traded Funds
(Cost $0, Cost $13,364,883, Cost $13,364,883)					13,271,998		13,271,998
		Principal		Principal		Principal
		Amount		Amount		Amount

Short-Term Investment 2.6%

Repurchase Agreement 2.6%

State Street Bank and Trust Co. 0.05%, dated 4/30/09 due 5/1/09 Proceeds at Maturity $619,649, $13,342,304 and $13,961,953 (Collateralized by United States Treasury Bills with rates ranging from zero coupon to 0.12% and maturity dates ranging from 5/28/09 - 7/30/09, with Principal Amounts of $635,000, $13,610,000 and $14,245,000 and Market Values of $634,810, $13,610,000 and $14,244,810)		$619,648	619,648	$13,342,285	13,342,285	$13,961,933	13,961,933

Total Short-Term Investment
(Cost $619,648, Cost $13,342,285, Cost $13,961,933)			619,648		13,342,285		13,961,933

Total Investments
(Cost $54,338,857, Cost $547,682,354, Cost $602,021,211)	(d)	100.0%	52,730,865	100.5%	496,544,458	100.5%	549,275,323

Liabilities in Excess of Cash and Other Assets		0.0 ‡	12,123	(0.5)	(2,540,152)	(0.5)	(2,528,029)
Net Assets		100.0%	$52,742,988	100.0%	$494,004,306	100.0%	$546,747,294

(1)	None of the securities expect to be sold as a result of the proposed merger.

¤	Among the Fund's 10 largest holdings, as of April 30, 2009, excluding short-term investment. May be subject to change daily.
†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	ADR - American Depositary Receipt.
(c)	Exchange Traded Fund - represents a basket of securities that are traded on an exchange.
(d)	At April 30, 2009, cost is $57,785,048, $547,838,947 and $605,623,995 for federal income tax purposes and net unrealized depreciation is as follows:
Gross unrealized appreciation	$3,004,336	$21,280,584	$24,284,920
Gross unrealized depreciation	(8,058,519)	(72,575,073)	(80,633,592)
Net unrealized depreciation	$(5,054,183)	$(51,294,489)	$(56,348,672)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

4

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

	Investments in	Investments in	Investments in
Valuation Inputs	Securities	Securities	Securities
Level 1-Quoted Prices	$52,111,217	$483,202,173	$535,313,390
Level 2-Other Significant Observable Inputs	619,648	13,342,285	13,961,933
Level 3-Significant Unobservable Inputs	-	-	-
Total	$52,730,865	$496,544,458	$549,275,323

The Fund did not hold other financial instruments as of April 30, 2009.
At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

5

Reorganization between MainStay Capital Appreciation Fund and
MainStay Growth Equity Fund

Pro Forma Statement of Assets & Liabilities
At April 30, 2009 (unaudited)

	MainStay Growth Equity Fund	MainStay Capital Appreciation Fund	Adjustments		MainStay Capital Appreciation Fund Pro Forma Combined

Assets:
Investment in securities, at value	$52,730,865 (a)	$496,544,458 (b)	$-		$549,275,323 (c)
Receivables:
Investment securities sold	247,991	3,008,752	-		3,256,743
Dividends and interest	46,302	465,293	-		511,595
Fund shares sold	4,225	60,224	-		64,449
Other assets	62,444	43,216	-		105,660
Total assets	53,091,827	500,121,943	-		553,213,770

Liabilities:
Payables:					-
Investment securities purchased	282,855	4,271,046	-		4,553,901
Fund shares redeemed	3,845	393,428	-		397,273
Manager	29,524	274,899	-		304,423
Shareholder communication	-	81,064	-		81,064
Professional fees	20,401	34,723	-		55,124
Custodian	8,957	10,543	-		19,500
Transfer agent	2,410	875,974	-		878,384
NYLIFE Distributors	93	166,755	-		166,848
Directors/Trustees	754	4,222	-		4,976
Accrued expenses	-	4,983	-		4,983
Total liabilities	348,839	6,117,637	-		6,466,476
Net assets	$52,742,988	$494,004,306	$-		$546,747,294

Composition of Net Assets:
Capital stock (par value of $.001 per share) 1.2 billion shares authorized	$6,564	$235,686	$(173,638)		$68,612
Additional paid-in capital	89,702,237	645,896,672	173,638		735,772,547
	89,708,801	646,132,358	-		735,841,159
Accumulated undistributed (distributions in excess of) net investment income	291,151	(487,827)	-		(196,676)
Accumulated net realized loss on investments transactions	(35,648,972)	(100,502,329)	-		(136,151,301)
Net unrealized depreciation on investments	(1,607,992)	(51,137,896)	-		(52,745,888)
Net assets	$52,742,988	$494,004,306	$-		$546,747,294

Investor Class
Net assets applicable to outstanding shares	$24,951	$205,470,178	$-		$205,495,129
Shares of capital stock outstanding	3,113	9,538,168	16,113,540	(d)	25,654,821
Net asset value per share outstanding	$8.01	$21.54	$-		$8.01
Maximum sales charge (5.50% of offering price)	0.47	1.25	-		0.47
Maximum offering price per share outstanding	$8.48	$22.79	$-		$8.48

Class A
Net assets applicable to outstanding shares	$40,048	$176,482,143	$-		$176,522,191
Shares of capital stock outstanding	5,000	8,160,464	13,872,263	(d)	22,037,727
Net asset value per share outstanding	$8.01	$21.63	$-		$8.01
Maximum sales charge (5.50% of offering price)	0.47	1.26	-		0.47
Maximum offering price per share outstanding	$8.48	$22.89	$-		$8.48

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
1

	MainStay Growth Equity Fund	MainStay Capital Appreciation Fund	Adjustments		MainStay Capital Appreciation Fund Pro Forma Combined

Class B
Net assets applicable to outstanding shares	$103,249	$109,103,874	$-		$109,207,123
Shares of capital stock outstanding	13,235	5,719,188	8,268,488	(d)	14,000,911
Net asset value and offering price per share outstanding	$7.80	$19.08	$-		$7.80

Class C
Net assets applicable to outstanding shares	$38,998	$2,429,500	$-		$2,468,498
Shares of capital stock outstanding	5,000	127,324	184,150	(d)	316,474
Net asset value and offering price per share outstanding	$7.80	$19.08	$-		$7.80

Class I
Net assets applicable to outstanding shares	$52,535,742	$518,611	$-		$53,054,353
Shares of capital stock outstanding	6,537,628	23,444	41,060	(d)	6,602,132
Net asset value and offering price per share outstanding	$8.04	$22.12	$-		$8.04

(a) Identified cost $54,338,857.
(b) Identified cost $547,682,354.
(c) Identified cost $602,021,211.
(d) Reflects share adjustments, net of retired shares of MainStay Capital Appreciation Fund. (Calculation: Net Assets/NAV per share)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

2

Reorganization between MainStay Capital Appreciation Fund and
MainStay Growth Equity Fund

Pro Forma Statement of Operations
For the year ended April 30, 2009 (unaudited)

	MainStay Growth Equity Fund	MainStay Capital Appreciation Fund	Adjustments		MainStay Capital Appreciation Fund Pro Forma Combined
Investment Income:
Income:
Dividends	$1,163,233	$6,966,700	$-		$8,129,933
Interest	9,176	414,307			423,483
Income from securities loaned - net	52,348	130,953	-		183,301
Total income	1,224,757	7,511,960	-		8,736,717

Expenses:
Manager	579,559	4,049,609 (a)	224,781	(b)	4,853,949
Transfer agent - Investor Class	10	1,439,393	-		1,439,403
Transfer agent - Class A	7	510,514	-		510,521
Transfer agent - Classes B and C	34	958,751	-		958,785
Transfer agent - Class I	10,079	2,298	-		12,377
Shareholder communication	58,441	253,590	(42,851	)(c)	269,180
Distribution - Class B	357	1,140,935	-		1,141,292
Distribution - Class C	340	22,790	-		23,130
Professional fees	54,735	116,409	(23,897	)(c)	147,247
Distribution/Service - Investor Class	57	577,044	-		577,101
Distribution/Service - Class A	137	576,956	-		577,093
Service - Class B	119	380,312	-		380,431
Service - Class C	114	7,597	-		7,711
Registration	17,360	76,021	-		93,381
Custodian	14,811	16,892	(13,319	)(c)	18,384
Directors	4,876	25,925	-		30,801
Miscellaneous	16,417	47,232	-		63,649
Total expenses before waiver	757,453	10,202,268	144,714		11,104,435
Expense waiver from Manager	137	-	(137	)(b)	-
Net expenses	757,590	10,202,268	144,577		11,104,435
Net investment income	467,167	(2,690,308)	(144,577)		(2,367,718)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(28,113,964)	(71,314,454)	-		(99,428,418)
Net realized gain (loss) on foreign currency transactions	19	-	-		19
Net change in unrealized appreciation (depreciation) on investments	(8,171,324)	(187,864,945)	-		(196,036,269)
Net realized and unrealized loss on investments	(36,285,269)	(259,179,399)	-		(295,464,668)
Net increase (decrease) in net assets resulting from operations	$(35,818,102)	$(261,869,707)	$(144,577)		$(297,832,386)

(a)	Effective August 1, 2008, the recordkeeping service fee is included in the Manager fee.
(b)	Reflects adjustment in expenses due to an increase in management fees as well as the application of a new cap structure.
(c)	Reflects adjustment in expenses based on New York Life Investments' 2009 acquisition of MainStay Capital Appreciation Fund and an overall change in expenses.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

1

Reorganization between MainStay Capital Appreciation Fund and
MainStay Growth Equity Fund

Pro Forma Notes to the Financial Statements
At April 30, 2009

Note 1 – Basis of Combination:
At meetings on June 23, 2009, the Board of Trustees of The MainStay Funds (the “Trust”) and Eclipse Funds Inc. (the “Company”), approved the combination whereby, the MainStay Growth Equity Fund (“Growth Equity Fund”), an open-end management investment company, will acquire all of the assets of MainStay Capital Appreciation Fund (“Capital Appreciation Fund”), and assume the liabilities of such Fund, in exchange for a number of shares of Growth Equity Fund equal in value to the net assets of the Capital Appreciation Fund (the “Reorganization”). The Reorganization is subject to the approval of the shareholders of Capital Appreciation Fund.

The Reorganization will be accounted for as a tax-free reorganization. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at April 30, 2009. The unaudited pro forma portfolio of investments and statement of assets and liabilities reflect the financial position of Growth Equity Fund and Capital Appreciation Fund at April 30, 2009. The unaudited pro forma statement of operations reflects the results of operations of Growth Equity Fund and Capital Appreciation Fund for the year ended April 30, 2009 as if the merger occurred as of May 1, 2008. These statements have been derived from the Fund’s respective books and records utilized in calculating daily net asset value at the date indicated above for Growth Equity Fund and Capital Appreciation Fund under generally accepted accounting principles in the United States. The historical cost of investment securities will be carried forward to the surviving entity, which is the Growth Equity Fund.

The unaudited pro forma portfolio of investments, statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Fund that are incorporated by reference in the Statements of Additional Information.

Note 2 – Security Valuation:
The net asset value per share of each class of shares of a Fund is calculated on each day the New York Stock Exchange (the “Exchange”) is open for trading as of the close of regular trading on the exchange. The net asset value per share of each class of shares of a Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Equity securities are valued at the latest quoted sales prices as of the close of trading on the Exchange (generally 4:00 p.m. Eastern time) on each day the Funds are open for business (“valuation date”). Such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices.  Prices normally are taken from the principal market in which each security trades. Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments, which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by a Fund’s Board of Directors/Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of a Fund’s Manager or subadvisor, reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2009, none of the securities of Growth Equity Fund and Capital Appreciation Fund were valued in such a manner.

The Funds adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal period beginning November 1, 2008. (See Note 1.) In accordance with SFAS 157, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for each Fund's investments is included at the end of each Fund's Portfolio of Investments.

The valuation techniques used by the Funds to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

Note 3 – Capital Shares:
The unaudited pro forma net asset value per share assumes retired shares of common stock in connection with the proposed acquisition of Capital Appreciation Fund by Growth Equity Fund as of April 30, 2009. The number of retired shares was calculated by dividing the net asset value of each Class of Capital Appreciation Fund by the respective Class net asset value per share of Growth Equity Fund.

As of April 30, 2009, the number of outstanding shares of Capital Appreciation Fund was 23,568,588 (9,538,168 Investor Class, 8,160,464 Class A, 5,719,188 Class B, 127,324 Class C and 23,444 Class I shares). If the Reorganization was effected on April 30, 2009, shareholders of Capital Appreciation Fund would have received 62,048,089 (25,651,708 Investor Class, 22,032,727 Class A, 13,987,676 Class B, 311,474 Class C and 64,504 Class I shares) shares of the Growth Equity Fund in the Reorganization.

Note 4 – Unaudited Pro Forma Adjustments:
The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the Reorganization had taken place on April 30, 2009. Capital Appreciation Fund expenses were adjusted assuming Growth Equity Fund’s fee structure was in effect for the year ended April 30, 2009.

Note 5 – Use of Estimates:
In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

2

Note 6 – Federal Income Taxes:
Each of the Funds is treated as a separate entity for federal income tax purposes.  The Company’s and Trust’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no federal income tax provision is required.

3

ECLIPSE FUNDS INC.

PART C

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

The MainStay Group of Funds, which includes Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., MainStay Funds Trust, MainStay VP Series Fund, Inc. and The MainStay Funds, maintains a joint directors and officers/errors and omissions (“D&O/E&O”) liability insurance policy and joint independent directors liability (“IDL”) insurance policy.  The D&O/E&O liability insurance policy covers all of the directors and officers of the MainStay Group of Funds and the IDL insurance policy covers the independent directors only.  Subject to the terms, conditions and retentions of the policies, insured persons are covered for claims made against them while acting in their official capacities with the MainStay Group of Funds.

With respect to Eclipse Funds Inc. (the “Company”), Article VI of the By-Laws and Article VII, Section 2 of the Articles of Incorporation provide as follows:

BYLAWS

ARTICLE VI.  INDEMNIFICATION AND ADVANCE OF EXPENSES

Section 1.           Indemnification and Advance of Expenses.  To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made a party to the proceeding by reason of his service in that capacity or (b) any individual who, while a director of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made a party to the proceeding by reason of his service in that capacity.  The Corporation may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the By-Laws or Charter of the Corporation inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Notwithstanding anything in the foregoing paragraphs of this Article to the contrary, any indemnification or advancement of expenses shall be subject to, and made in accordance with, applicable requirements of the 1940 Act.

Section 2.          Notice.  Any indemnification of, or advance of expenses to, a director, if arising out of a proceeding by or in the right of the Corporation, shall be reported in writing to the stockholders with the notice of the next stockholders meeting or prior to the meeting.

Section 3          Insurance.  The Corporation may purchase and maintain insurance on behalf of any person who is a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability (including, with respect to employee benefit plans, excise taxes) asserted against or incurred by such person in any such capacity, whether or not the Corporation would have had the power to indemnify against such liability.

ARTICLES OF INCORPORATION

ARTICLE VII.  PROVISIONS FOR DEFINING, LIMITING AND REGULATING THE POWERS OF THE CORPORATION AND THE DIRECTORS AND STOCKHOLDERS

7.2           Indemnification.  The Corporation, including its successors and assigns, shall indemnify its Directors and Officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by the General Laws of the State of Maryland and the Investment Company Act of 1940, as amended and in effect from time to time.  The By-Laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law.  Such indemnification shall be in addition to any other right or claim to which any Director, Officer, employee or agent may otherwise be entitled.  The rights provided to any person by this Article 7.2 shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein.  No amendment of these Articles of Incorporation shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to trustees, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a trustee, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, each Director/Trustee has entered into a written agreement with the Company pursuant to which the Company is contractually obligated to indemnify the Director/Trustee to the fullest extent permitted by law and by the charter and or Declaration and By-laws of the Registrant.

ITEM 16. EXHIBITS

(1)	Charter

a.	Articles of Incorporation of Eclipse Funds Inc. – Previously filed with the Company’s Initial Registration Statement No. 33-36962 on September 21, 1990*

b.
Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Pre-Effective Amendment No. 1 to the Company’s Registration Statement No. 33-36962 on November 19, 1990*

c.
Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 4 to the Company’s Registration Statement No. 33-36962 on November 2, 1992*

d.
Form of Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 7 to the Company’s Registration Statement No. 33-36962 on October 14, 1994*

e.
Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 8 to the Company’s Registration Statement No. 33-36962 on December 29, 1994*

f.
Form of Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 19 to the Company’s Registration Statement No. 33-36962 on September 25, 1998*

g.
Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 25 to the Company’s Registration Statement No. 33-36962 on December 29, 2000*

h.
Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 25 to the Company’s Registration Statement No. 33-36962 on December 29, 2000*

i.
Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 32 to the Company’s Registration Statement No. 33-36962 on November 7, 2002*

j.
Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company’s Registration Statement No. 33-36962 on December 31, 2003*

k.
Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company’s Registration Statement No. 33-36962 on December 31, 2003*

l.
Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company’s Registration Statement No. 33-36962 on December 31, 2003*

m.
Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company’s Registration Statement No. 33-36962 on December 31, 2003*

n.
Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company’s Registration Statement No. 33-36962 on December 31, 2003*

o.
Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 39 to the Company’s Registration Statement No. 33-36962 on February 27, 2004*

p.
Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 39 to the Company’s Registration Statement No. 33-36962 on February 27, 2004*

q.
Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 39 to the Company’s Registration Statement No. 33-36962 on February 27, 2004*

r.
Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 40 to the Company’s Registration Statement on No. 33-36962 on April 15, 2004*

s.
Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 44 to the Company’s Registration Statement No. 33-36962 on March 22, 2005*

t.	Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 46 to the Company’s Registration Statement No. 33-36962 on July 26, 2005*

u.
Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 49 to the Company’s Registration Statement No. 33-36962 on October 26, 2005*

v.	Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 55 to the Company’s Registration Statement No. 33-36962 on June 18, 2007*

w.
Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 57 to the Company’s Registration Statement No. 33-36962 on December 14, 2007*

x.	Certificate of Correction of Eclipse Funds Inc. dated December 31, 2007 – Filed herewith

y.	Articles Supplementary of Eclipse Funds Inc. dated June 18, 2009 – Filed herewith

(2)	By-Laws

a.	Amended and Restated By-Laws as of September 27, 2006 – Previously filed with Post-Effective Amendment No. 52 to the Company’s Registration Statement No. 33-36962 on February 16, 2007*

(3)	Voting Trust Agreement – Inapplicable

(4)	Agreement of Reorganization

a.	Form of Agreement and Plan of Reorganization – Filed herewith as Exhibit A to the Proxy Statement/Prospectus

(5)	Instruments Defining Rights of Security Holders.

a.	Specimen Certificates for Common Stock – Previously filed with Pre-Effective Amendment No. 2 to the Company’s Registration Statement No. 33-36962 on December 26, 1990.*

b.	See the Articles of Incorporation, as amended and supplemented from time to time and the Amended and Restated By-Laws (see above)

(6)	Investment Advisory Contracts

a. 1.
Amended and Restated Management Agreement dated as of August 1, 2008 between Eclipse Funds Inc. and New York Life Investment Management LLC – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 33-36962 on March 2, 2009*

2.
Amendment to the Amended and Restated Management Agreement dated as of October 30, 2008, between Eclipse Funds Inc. and New York Life Investment Management LLC – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 33-36962 on March 2, 2009*

b.	Subadvisory Agreements

1.
Amended and Restated Subadvisory Agreement dated August 1, 2008 between New York Life Investment Management LLC and MacKay Shields LLC, on behalf of certain series – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 33-36962 on March 2, 2009*

2.
Subadvisory Agreement dated January 1, 2009, between New York Life Investment Management LLC and Madison Square Investors LLC, on behalf of certain series of Eclipse Funds Inc. – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 33-36962 on March 2, 2009*

3.	Interim Subadvisory Agreement dated June 29, 2009 between New York Life Investment Management LLC and Epoch Investment Partners Inc. on behalf of the All Cap Growth Fund – Filed herewith

c.	Expense Limitation Agreements

1.
Expense Limitation Agreement between Eclipse Funds Inc. and New York Life Investment Management LLC dated April 1, 2008 on behalf of all series – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 33-36962 on March 2, 2009*

2.
Expense Limitation Agreement between Eclipse Funds Inc. and New York Life Investment Management LLC dated May 1, 2008 on behalf of the MainStay Retirement Funds – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 33-36962 on March 2, 2009*

(7)	Underwriting Contracts

a.	Form of Soliciting Dealer Agreement – Previously filed with Post-Effective Amendment No. 51 to the Company’s Registration Statement No. 33-36962 on April 7, 2006*.

b.
Amended and Restated Distribution Agreement between Eclipse Funds Inc. and NYLIFE Distributors LLC - Previously filed with Post-Effective Amendment No. 52 to the Company’s Registration Statement No. 33-36962 on February 16, 2007*

(8)	Bonus or Profit Sharing Contracts – Inapplicable

(9)	Custodian Agreements

a.
Master Custodian Agreement between Eclipse Funds Inc. and Investors Bank and Trust Company - Previously filed with Post-Effective Amendment No. 51 to the Company’s Registration Statement No. 33-36962 on April 7, 2006*

1.
Amendment to Custodian Agreement with Investors Bank and Trust Company dated September 27, 2006 - Previously filed with Post-Effective Amendment No. 52 to the Company’s Registration Statement No. 33-36962 on February 16, 2007*

2.
Amendment to Custodian Agreement with Investors Bank and Trust Company dated June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company’s Registration Statement No. 33-36962 on June 18, 2007*

3.
Amendment to Custodian Agreement with State Street Bank and Trust Company dated December 7, 2007 - Previously filed with Post-Effective Amendment No. 59 to the Company’s Registration Statement No. 33-36962 on February 22, 2008*

4.
Extension Agreement (for Custodian Agreement) dated January 31, 2008, between New York Life Investment Management LLC and State Street Bank and Trust - Previously filed with Post-Effective Amendment No. 59 to the Company’s Registration Statement No. 33-36962 on February 22, 2008*

5.	Amendment to the Master Custodian Agreement between Eclipse Funds Inc. and State Street Bank & Trust Company dated April 30, 2008 – Filed herewith

6.
Amendment to the Master Custodian Agreement between Eclipse Funds Inc. and State Street Bank & Trust Company dated September 29, 2008 – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 33-36962 on March 2, 2009*

7.
Amendment to the Master Custodian Agreement between Eclipse Funds Inc. and State Street Bank & Trust Company dated February 13, 2009 – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 33-36962 on March 2, 2009*

b.
Delegation Agreement with Investors Bank and Trust Company dated June 30, 2005 - Previously filed with Post-Effective Amendment No. 52 to the Company’s Registration Statement No. 33-36962 on February 16, 2007*

1.
Amendment to Delegation Agreement with Investors Bank and Trust Company dated September 27, 2006 - Previously filed with Post-Effective Amendment No. 52 to the Company’s Registration Statement No. 33-36962 on February 16, 2007*

2.
Amendment to Delegation Agreement with Investors Bank and Trust Company dated June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company’s Registration Statement No. 33-36962 on June 18, 2007*

3.
Amendment to Delegation Agreement with State Street Bank and Trust dated December 7, 2007 - Previously filed with Post-Effective Amendment No. 59 to the Company’s Registration Statement No. 33-36962 on February 22, 2008*

4.
Amendment to Delegation Agreement with State Street Bank & Trust Company dated April 30, 2008 – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 33-36962 on March 2, 2009*

5.
Amendment to Delegation Agreement with State Street Bank & Trust Company dated September 29, 2008 – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 33-36962 on March 2, 2009*

6.
Amendment to Delegation Agreement with State Street Bank & Trust Company dated February 13, 2009 – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 33-36962 on March 2, 2009*

(10)	Rule 12b-1 Plans

a.
Plan of Distribution Pursuant to Rule 12b-1 for Class A shares of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 51 to the Company’s Registration Statement No. 33-36962 on April 7, 2006*

1.
Amendment to Schedule A of the Plan of Distribution Pursuant to Rule 12b-1 for Class A shares of Eclipse Funds Inc. as of June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company’s Registration Statement No. 33-36962 on June 18, 2007*

b.
Plan of Distribution Pursuant to Rule 12b-1 for Class B shares of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 51 to the Company’s Registration Statement No. 33-36962 on April 7, 2006*

c.	Plan of Distribution Pursuant to Rule 12b-1 for Class C shares - Previously filed with Post-Effective Amendment No. 51 to the Company’s Registration Statement No. 33-36962 on April 7, 2006*

1.
Amendment to Schedule A of Form of Plan of Distribution Pursuant to Rule 12b-1 for Class C shares of Eclipse Funds Inc. as of June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company’s Registration Statement No. 33-36962 on June 18, 2007*

d.
Plan of Distribution Pursuant to Rule 12b-1 for Investor Class shares of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 59 to the Company’s Registration Statement No. 33-36962 on February 22, 2008*

e.	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 – Filed herewith

(11)	Other – Opinion of counsel regarding legality of the securities being registered – Filed herewith

(12)	Other Tax Opinions – To be filed by amendment.

(13)	Other Material Contracts

a.	Transfer Agency Agreements

1.
Amended and Restated Transfer Agency Agreement between Eclipse Funds Inc. and NYLIM Service Company LLC dated October 1, 2008 – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 33-36962 on March 2, 2009*

(i)
Form of Service Agreement with New York Life Benefit Services LLC for the benefit of Mainstay Institutional Funds Inc. – Previously filed with Post-Effective Amendment No. 14 to the Company’s Registration Statement No. 33-36962 on April 30, 1997*

(ii)
Form of Service Agreement between Mainstay Institutional Funds Inc. and New York Life Insurance Company. - Previously filed with Post-Effective Amendment No. 14 to the Company’s Registration Statement No. 33-36962 on April 30, 1997*

2.
Sub-Transfer Agency and Service Agreement between Mainstay Shareholder Services, Inc. and Boston Financial Data Services, Inc. - Previously filed with Post-Effective Amendment No. 25 to the Company’s Registration Statement No. 33-36962 on December 29, 2000*

(i)
Amended Fee Schedule to Sub-Transfer Agency and Service Agreement between NYLIM Service Company LLC (formerly Mainstay Shareholder Services, Inc.) and Boston Financial Data Services, Inc. - Previously filed with Post-Effective Amendment No. 25 to the Company’s Registration Statement No. 33-36962 on December 29, 2000*

(ii)	Amendment to the Sub-Transfer Agency and Service Agreement - Previously filed with Post-Effective Amendment No. 55 to the Company’s Registration Statement No. 33-36962 on June 18, 2007*

(iii)	Amendment to the Sub-Transfer Agency and Service Agreement - Previously filed with Post-Effective Amendment No. 57 to the Company’s Registration Statement No. 33-36962 on December 14, 2007*

(iv)
Amendment to the Sub-Transfer Agency and Service Agreement dated October 1, 2008 between NYLIM Service Company LLC and Boston Financial Data Services, Inc. – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 33-36962 on March 2, 2009*

b.	Sub-Accounting and Sub-Administration Agreement

1.
Master Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors Bank & Trust Company - Previously filed with Post-Effective Amendment No. 51 to the Company’s Registration Statement No. 33-36962 on April 7, 2006*

2.
Amendment to Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors Bank and Trust Company - Previously filed with Post-Effective Amendment No. 52 to the Company’s Registration Statement No. 33-36962 on February 16, 2007*

3.
Amendment to Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors Bank and Trust Company - Previously filed with Post-Effective Amendment No. 55 to the Company’s Registration Statement No. 33-36962 on June 18, 2007*

4.
Amendment to Fund Sub-Accounting and Sub-Administration Agreement, dated December 7, 2007, between New York Life Investment Management and State Street Bank and Trust Company - Previously filed with Post-Effective Amendment No. 59 to the Company’s Registration Statement No. 33-36962 on February 22, 2008*

5.
Extension Agreement (related to Fund Sub-Accounting and Sub-Administration Agreement) dated January 1, 2008 between New York Life Investment Management LLC and State Street Bank and Trust Company - Previously filed with Post-Effective Amendment No. 59 to the Company’s Registration Statement No. 33-36962 on February 22, 2008*

6.
Amendment to Sub-Accounting Agreement with State Street Bank & Trust Company dated September 29, 2008 – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 33-36962 on March 2, 2009

7.
Form of Amendment to Sub-Accounting Agreement with State Street Bank & Trust Company dated February 13, 2009 – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 33-36962 on March 2, 2009

c.	Form of Indemnification Agreement - Previously filed with Post-Effective Amendment No. 51 to the Company’s Registration Statement No. 33-36962 on April 7, 2006*

(14)	Other Opinions

a.	Consent of Independent Registered Public Accounting Firm to Eclipse Funds Inc. KPMG LLP – Filed herewith

(15)	Omitted Financial Statements – Inapplicable

(16)	Powers of Attorney – Filed herewith

(17)	Additional Exhibits – Inapplicable

* Incorporated herein by reference.

ITEM 17. Undertakings.

(1)           The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)           The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)           The undersigned Registrant agrees to file in a Post-Effective Amendment to this Registration Statement a final tax opinion upon the closing of the transaction.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Parsippany and the State of New Jersey on the 17th day of July, 2009.

ECLIPSE FUNDS INC.

/s/ Stephen P. Fisher
Stephen P. Fisher
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on July 17, 2009.

SIGNATURE	TITLE

/s/ Susan B. Kerley*	Director and Chairman of the Board
Susan B. Kerley

/s/ Alan R. Latshaw*	Director
Alan R. Latshaw

/s/ Peter Meenan*	Director
Peter Meenan

/s/ John Kim*	Director
John Kim

/s/ Richard H. Nolan, Jr.*	Director
Richard H. Nolan, Jr.

/s/ Richard S. Trutanic*	Director
Richard S. Trutanic

/s/ Roman L. Weil*	Director
Roman L. Weil

/s/ John A. Weisser*	Director
John A. Weisser

/s/ Jack R. Benintende	Treasurer and Principal Financial
Jack R. Benintende	and Accounting Officer

By: /s/ Marguerite E. H. Morrison	Chief Legal Officer and Secretary
Marguerite E. H. Morrison
As Attorney-in-Fact*

*  Pursuant to Powers of Attorney filed herewith.

EXHIBIT LIST

(1)(x)	Certificate of Correction of Eclipse Funds Inc.

(1)(y)	Articles Supplementary of Eclipse Funds Inc.

(6)(b)(3)	Interim Subadvisory Agreement between New York Life Investment Management LLC and Epoch Investment Partners Inc. dated June 29, 2009

(9)(a)(5)	Amendment to Master Custodian Agreeement dated April 30, 2008

(10)(e)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3

(11)	Opinion of counsel regarding legality of the securities being registered

(14)(a)	Consent of Independent Registered Public Accounting Firm to Eclipse Funds Inc., KPMG LLP

(16)	Powers of Attorney